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(ICON)

The
Target Portfolio
Trust
a

Semiannual Report

June 30, 2000

(LOGO)

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(ICON)

The Target Portfolio Trust

Table of Contents
                                         Page
Shareholder Letter                          2
Target's Shareholder Services               9
Portfolio of Investments:
Large Capitalization Growth Portfolio      10
Large Capitalization Value Portfolio       12
Small Capitalization Growth Portfolio      18
Small Capitalization Value Portfolio       21
International Equity Portfolio             26
International Bond Portfolio               29
Total Return Bond Portfolio                31
Intermediate-Term Bond Portfolio           35
Mortgage Backed Securities Portfolio       39
U.S. Government Money Market Portfolio     41
Statements of Assets and Liabilities       42
Statements of Operations                   44
Statements of Changes in Net Assets        46
Financial Highlights                       48
Notes to Financial Statements              55

                      I

Dear Target Shareholder:

Turbulent times for the equity markets
Not only did the first half of 2000 include some of the most turbulent days in U.S. stock market history, there were dramatic reversals of fortune at other time scales as well-by quarter and by month. Many of these reversals canceled each other out, so that by the end of June the S&P 500 had only a small net loss, and the Russell 2000
Index of small-cap stocks only a modest gain.

The main market stories over this period were the net correction (downward) of extended telecommunications stocks and the seesaw-like rise of healthcare, power utilities, and energy stocks. The technology sector skyrocketed up, corrected, then moved ahead again in a sharp June advance. Cyclical stocks-basic materials (such as paper and forest products, and metals), consumer cyclicals (such as retail, autos, and hotels), and capital goods (such as engineering and construction)-had steep declines. These trends were global in scope (except for capital goods, which had a moderately good local currency return in Europe that translated into a marginally positive return for dollar-based investors).

The result was a net advantage over the six months for growth-over-value investing, except among small caps where the most speculative technology stocks fell so much in March through May that they couldn't catch up in their June surge. Small-cap energy (excluding integrated oil companies) and healthcare stocks (the Russell 2000 sectors) had excellent catch-up returns of 52% and 36%, respectively. Overall, mid-cap stocks had the best performance of any market capitalization class, with mid-cap growth stocks the only equity market capitalization range with strong return.

Average Annual Total Returns as of June 30, 2000
                                                             Since
Portfolios                      One Year  Five Years       Inception1

Large Capitalization Growth     50.96*      31.23            21.63
Large Capitalization Value     -20.81        9.53             8.61
Small Capitalization Growth     36.99*      17.62            14.85 (14.84)2
Small Capitalization Value       2.13       10.45             9.97 (9.96)2
International Equity            11.21       12.06            12.30
International Bond              -5.83       -1.53 (-1.55)2    0.94 (0.84)2
Total Return Bond                3.69        5.54             5.69 (5.62)2
Intermediate-Term Bond           4.26        5.37             5.43 (5.42)2
Mortgage-Backed Securities       3.74        5.33             5.55 (5.48)2

Note:  The average annual return for the Target
Portfolios assumes the imposition of the maximum Target advisory fee of 1.5% for stock portfolios and 1.0% for the bond portfolios.

Performance data represents past performance, and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investors shares, when redeemed, may be worth more or less than their original cost.

* The fund's performance was achieved by investing in technology stocks during a period of unprecedented returns in that sector of the market. There can be no assurance that this performance can be repeated in the future.

1 The inception date for all portfolios is 1/5/93, except for International Bond, which is 5/17/94. Past performance is not indicative of future results.

2 Without waiver of management fees and/or expense subsidization, the Portfolio's Average Annual Total
Returns would have been lower, as indicated in parentheses ( ).


This pattern was driven by rapid U.S. economic growth, which led the Federal Reserve to continue to raise interest rates. Rising interest rates hurt the stocks of rapidly growing companies whose value lies in their future earnings: the present value of such future earnings is reduced in a rising interest rate environment.

Moreover, the fear that rising interest rates would slow economic growth hurt both growth and cyclical stocks.
Also, a growing global imbalance of supply and demand for oil created a turnaround in energy. Oil service companies performed quite well. A shortage of electricity-generating capacity in the United States, as well as low inventories of the natural gas that is burned by many new generation plants, strengthened the domestic utility sector stocks overall, although some companies remain vulnerable to rising fuel prices.

Only the Nordic region provided moderately good returns, led by Sweden. Other than that, the picture was generally bleak, except for a few scattered individual countries with good returns: Canada, France, Malaysia, Israel,
Venezuela, and the Czech Republic.

How did our funds perform?
The Large Capitalization Growth Portfolio, managed by
Columbus Circle Investors and Oak Associates, posted a strong 18.94% return over the six-month review period.
The Portfolio's technology holdings contributed significantly to the Portfolio's return, and helped it outperform its peers. In particular, Oak Associates' semiconductor holdings generated strong returns. When technology stocks underwent a correction in the second half of the period, Columbus Circle Investors' emphasis on the consumer staples, healthcare, and utility stock sectors helped offset some losses attributable to technology positions.

Performance Summary as of June 30, 2000
                                 12/31/99    6/30/00    Six-Month*      No. of
Portfolios                         NAV         NAV     Total Return     Funds**

Large Capitalization Growth      $25.68      $30.38      18.94%
Lipper Large-Cap Growth
Fund Avg.                                                 2.98           541
Large Capitalization Value        13.01       11.67      -7.75
Lipper Multi-Cap Value
Fund Avg.                                                -0.47          508
Small Capitalization Growth       17.47       18.20      14.58
Lipper Small-Cap Growth
Fund Avg.                                                 9.45          281
Small Capitalization Value        14.97       16.10       8.70
Lipper Small-Cap Value
Fund Avg.                                                 6.56          342
International Equity              17.37       16.21      -4.01
Lipper International Value
Fund Avg.                                                -4.56          701
International Bond                 8.48        8.07      -3.15
Lipper International
Income Fund Avg.                                         -0.85           58
Total Return Bond                  9.86        9.97       3.98
Lipper Corporate Debt
BBB-Rated Fund Avg.                                       2.24          154
Intermediate-Term Bond             9.92        9.97       3.45
Lipper Intermediate
Investment-Grade Debt
Fund Avg.                                                 3.06          294
Mortgage Backed Securities         9.97       10.00       3.48
Lipper U.S. Mortgage
Fund Avg.                                                 3.38           63
U.S. Government Money Market       1.00        1.00       2.59
Lipper U.S. Gov't Money
Fund Avg.                                                 2.66          130
U.S. Government Money
Market 7-Day Current Yield: 6.11%1

1 An investment in the U.S. Government Money Market
Portfolio is not insured or guaranteed by the Federal
Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

* Source: Lipper Inc. for Lipper averages and Prudential
Investments Fund Management LLC for Target returns.
Target returns are in boldface type. Total returns assume the reinvestment of all dividends and distributions, and take into account all charges and expenses applicable to an investment in each portfolio, except the annual Target advisory fee. For retail accounts, the maximum annual advisory fee is 1.5% of equity portfolio assets and 1.0% of bond and money market assets. For retirement accounts, the maximum advisory fees are 1.25% and 1.35%, respectively. Past performance is not indicative of future results, and an investor's shares, when redeemed, may be worth more or less than their original cost.
The Lipper Average is unmanaged. Large-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of stocks represented in a major unmanaged stock index.
Multi-Cap Value funds seek long-term growth of capital by investing in companies that are considered undervalued relative to a major unmanaged stock index based on price-to-earnings, book value, asset value, or other factors.
Small-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of stocks represented in a major unmanaged stock index. Small-Cap Value funds seek long-term growth of capital by investing in companies that are considered undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. International funds invest their assets in securities with primary trading markets outside the United States. International Income funds invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness. Corporate Debt BBB-Rated funds invest at least 65% of their assets in corporate and government debt issues rated in the top four credit-quality grades.
Intermediate Investment-Grade Debt funds invest at least
65% of their assets in investment-grade debt issues
(rated in the top four credit-quality grades) with dollar-weighted average maturities of five to ten years.
U.S. Mortgage funds invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. U.S. Government Money Market funds invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities, with dollar-weighted average maturities of less than 90 days. These money market funds intend to keep a constant net asset value (NAV).
** Represents the number of funds in each respective
Lipper category.

Oak Associates' focus on pharmaceutical stocks also performed well. Both managers had a focus on the financial sector, which created a drag on performance when financial stocks fell late in the period in response to interest rate moves.

The Large Capitalization Value Portfolio, managed by
Mercury Advisors (formerly known as Hotchkis and Wiley) and J.P. Morgan (which replaced INVESCO in May), lost
7.75% over the six-month review period, and underperformed its benchmark. The Portfolio's performance is primarily attributable to (1) the ongoing out-of-favor status of value stocks, and (2) the managers' strict adherence to their investment disciplines, which resulted in a lack of exposure to growth-oriented stocks. (It is important to note that even value indexes include positions that are not value oriented. For example, significant portions of the Russell 1000 Value Index are exposed to the clearly growth-oriented technology and healthcare sectors.)

Factors that helped performance included Mercury
Advisors' strong security selection in electric utilities-which did well when underlying fundamentals for the group showed considerable improvement-and J.P.
Morgan's emphasis in the capital markets sector. J.P.
Morgan's positions in the energy and consumer staple sectors also added modestly to returns.

The Small Capitalization Growth Portfolio, managed by
Fleming Asset Management USA and Sawgrass Asset
Management, returned 14.58% over the period, outperforming its benchmark. Both managers focus on high-growth companies that are attractively valued. This strategy worked well for the Portfolio over the six-month review period, as evidenced by the fact that the Portfolio's technology holdings were the primary reason for outperformance during a period of extreme turbulence in the technology market. During the first three months of the period, investor enthusiasm drove the technology market up steeply. A sharp correction followed as concern grew that stocks in the sector were highly overvalued. A slight rebound in June did little to offset the sector's losses. Strong stock selection helped
Fleming's technology position outperform during April's decline (and June's rebound), while Sawgrass' focus on semiconductor manufacturers and semiconductor equipment manufacturers generated strong returns early in the period. As the period progressed, Sawgrass actively reduced its holdings in the sector, given the view that they were unattractively valued. This step ultimately preserved first-quarter gains in the wake of the tech market selloff.

The Small Capitalization Value Portfolio, managed by
Lazard Asset Management and Wood Struthers & Winthrop, generated a return of 8.70% over the period. In a period distinguished by the market's shift back to a focus on company fundamentals, strong stock selection helped the Portfolio outperform its benchmark. Among Wood Struthers
& Winthrop's top 20
performing holdings, every industry sector was represented. Most of these stocks advanced due to strong earnings prospects. Lazard found that stock selection- particularly within the technology, consumer discretionary, and producer manufacturing sectors-made the most significant contribution to return. Both managers have confidence in the long-term fundamentals of their holdings. They believe that the market's focus on fundamentals should persist since, even in a "new economy," a company's true value is a function of the return it is able to generate on shareholders' capital.

The International Equity Portfolio, managed by Lazard
Asset Management, returned -4.01% over the period. Wide recognition of the potential growth prospects of leading equipment and services companies in the technology, media, and telecommunications sectors (collectively know as "TMT") drove the international markets upward early in the period. However, recognition that stocks within these sectors had risen to very expensive levels led to a correction that produced negative six-month returns in most markets. The Portfolio was able to outperform its benchmark on a relative basis due to a stock selection process that focused on companies possessing strong fundamentals and attractive relative value. In particular, strong returns were generated within the technology and auto sectors. However, a large position in the utility sector detracted significantly from performance when the market reacted negatively to merger news. Lazard will continue to seek out relative value opportunities among traditional companies whose competitive position and strategic vision will enable them to excel in the transition to a "new economy." In addition, the manager will seek to take advantage of the weakness in TMT to invest in financially productive companies at attractive prices. Finally, Lazard believes the market's shift in focus back to fundamentals should persist since, even in a "new economy," a company's true value is a function of the return it is able to generate on shareholders' capital.

A good first half for U.S. Treasuries
Prices of most U.S. Treasury securities climbed during the first half of 2000, leaving prices of other U.S.
fixed-income securities far behind. Favorable technical factors and moderating economic growth sparked a rally, primarily in longer-term Treasuries.
However, Treasuries began 2000 on a weak note. The U.S.
economy had expanded rapidly in late 1999. Investors therefore feared the Federal Reserve (the "Fed") might repeatedly increase short-term interest rates to prevent the economy from exceeding what the central bank believes to be its speed limit. In anticipation, investors required higher bond yields, which forced bond prices lower.

However, the selloff soon turned into a rally-at least for longer-term Treasuries. The U.S. Treasury Department cut back issuance of its securities because a growing federal budget surplus has reduced its borrowing needs.
It also commenced its program to buy back up to $30 billion of older, mostly longer-term Treasuries by the end of 2000. Taken together, these two developments set off a stampede to buy longer-term Treasuries.

The enthusiasm for longer-term Treasuries faded as it became clear the Fed's quarter-point rate hikes in February and March would be followed by a half-point increase in mid-May. Some investors worried that the Fed might prove too heavy-handed and trigger an economic downturn that would sap corporate earnings. Not surprisingly, prices of investment-grade and high-yield U.S. corporate bonds were hit even harder than Treasuries during this time. High-yield bonds (also known as "junk" bonds) also suffered because a growing number of companies failed to make interest and principal payments on their high-yield bonds in May.

Not until reports began to reveal that the economy was gradually losing steam did prices of U.S. fixed-income securities once again turn higher. Signs of moderating economic growth were interpreted to mean that the Fed's moves to increase interest rates might end. Amid this change in market sentiment, prices in U.S. debt securities markets gained in June. Nevertheless, among U.S. bond markets, the Treasury market finished in first place for the six-month period, helped by the strong performance of its longer-term securities earlier in the year.

Although Treasuries performed impressively, the top fixed-income market for the first half of 2000 was emerging market bonds, based on the Lehman Brothers indexes. They returned a solid 7.59%, as economic fundamentals in several developing countries proved stronger than expected. Rising prices of oil, gas, and other natural resources strengthen the economies of some developing nations that export these commodities.
Improving economic conditions, in turn, boosted their foreign currency reserves. Moreover, some countries cut their financing costs by swapping new bonds for older debt securities. These positive developments and others attracted investors to emerging market bonds.

Among nations with developed economies, the government bond markets of Australia, Canada, and the United Kingdom posted attractive returns on a local currency basis, but lower returns when expressed in U.S. dollars. Their central banks, which have repeatedly increased short-term rates to keep their respective economies from overheating, are widely believed to be near the end of their current tightening cycles.

How did our funds perform?
The International Bond Portfolio, managed by Delaware
International Advisors, generated a negative return of 3.15%, underperforming its benchmark. During the period, factors that helped performance included security choice-particularly U.S. Treasury TIPS (inflation protection bonds)-and a moderately short duration. With regard to specific countries, overweights in Canada, Sweden and the United States, and underweights in Japan and the United
Kingdom, benefited performance. Conversely, an overweight position in New Zealand detracted significantly from performance. Persistent current account deficits and

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concerns about the economic rigor of the new government
drove the New Zealand dollar down. Although it recovered slightly later in the period, the benefit to the Portfolio was minimal.

The Total Return Bond Portfolio and The Intermediate-Term
Bond Portfolio, managed by Pacific Investment Management
Company (PIMCO), returned 3.98% and 3.45%, respectively, over the period. Both Portfolios outperformed their benchmarks.

Unequivocally, the strongest contributor to both
Portfolios' returns during the period was the managers' underweight position in corporate bonds. Corporates suffered significantly as they lagged Treasuries due to widening yield premiums. The bulk of the Portfolios' corporate positions were in mortgage-backed securities, which were not badly impacted. Additionally, a focus on shorter-maturity, higher-credit-quality corporates contributed to performance. Below-investment-grade bonds underperformed as continued credit concerns offset relatively high yields.

The Mortgage-Backed Securities Portfolio, managed by
Wellington Management, returned 3.48% over the period, outperforming its benchmark. The Federal Reserve raised interest rates by 100 basis points during the period, pushing short Treasury yields up, while long Treasury yields fell by nearly 50 basis points over expectations that the U.S. Treasury's buyback effort would grow in size. Non-Treasury sectors were the most adversely affected by this occurrence. However, the manager's positioning in attractively valued securities-with an emphasis on Government National Mortgage Association-issued securities (GNMAs)-proved beneficial to performance. The mortgage sector followed the same pro-
Treasury theme that impacted the entire bond market; that is, the further removed a security was from a liquid, full-faith Treasury, the more detrimental it was to its performance. Thus, mortgages as a whole underperformed
Treasuries. However, within the mortgage sector itself, a more interesting story emerged: GNMAs, the lone heirs to the government's full-faith backing, separated from their agency counterparts, the Federal National Mortgage
Association (FNMA) and the Federal Home Loan Mortgage
Corporation (FHLMC). Fear that a change in FNMA's and FHLMC's Government Sponsored Entities (GSE) status, combined with declining new GNMA supply, led GNMAs-in a rare divergence-to strongly outperform other agency mortgages in the first quarter of the year. At the end of the six-month period, GNMAs remained ahead, despite the recovery of the full mortgage sector in the second quarter.

The U.S. Government Money Market Portfolio, also managed by Wellington Management, returned 2.59% over the review period, underperforming its benchmark. The Federal
Reserve responded to strong economic data early in the second quarter by aggressively raising short-term rates
50 basis points in mid-May. This was the sixth rate hike in the current tightening cycle, for a cumulative increase of 175 basis points in the Fed funds rate since
June of last year. In this environment, most of

Wellington's transactions were short term in order to "rollover" at higher yields. The manager also utilized term repurchase agreements and opportunistically purchased securities maturing in one year, which enhanced the portfolio's return.

Market volatility reinforces need for diversification
There are never any guarantees as to the direction the financial markets will take. More certain is the fact that there will always be divergent performance among asset classes. The behavior of the financial markets over the past six months underscores this point, and provides the basis for a strong argument in favor of maintaining a broadly diversified portfolio.

The Target program was designed to provide you with a convenient way to access a variety of investments that can help you meet your diversification needs. Each portfolio invests in a different asset class, such as small-capitalization stocks, large-capitalization stocks, or international bonds. Over time, portfolios that have broad representation among asset classes have demonstrated better performance than those that are concentrated in only one or two asset classes.

In addition, investment decisions for the portfolios strictly adhere to a portfolio's intended investment objective. In other words, you won't find the large-capitalization portfolio investing in small-capitalization stocks. This commitment to style consistency is one way you can be assured that your investment is working the way you intended it to.

During volatile market periods, it's easy to lose sight of your original investment objectives. The Target program can help you maintain your investment objectives, and broaden them as well.

Sincerely,


John R. Strangfeld, President
The Target Portfolio Trust

Target's Shareholder Services
Target strives to demonstrate that known managers can make a difference, asset allocation can minimize volatility, and quality services are worth paying for. So here's a sampling of the services you receive as a Target shareholder. This short list should confirm that your choice to use Target was the right one for you and your family.

Consulting Services
     1)  A Financial Advisor's professional guidance.
     2) Questionnaire process that addresses your investment needs.
     3) A personalized Investment Policy Statement (the evaluation) details your risk profile.
     4)  Ninety recommended asset allocations or
         unlimited number of customized
         allocations are available.
     5)  Access to top investment advisers that manage
         Target portfolios.
     6) Adviser monitoring helps ensure that they are performing as expected over the long term.
     7)  Adviser changes are made if long-term
         performance is poor.
     8) Free unlimited allocation changes help you respond to changing market conditions.
     9) Research services from Ibbotson Associates used for allocation construction.
   10) IRA analysis details your overall IRA allocation and suggests a new one, if appropriate.


Reporting Services
     1) Customized quarterly reports contain time-weighted and dollar-weighted returns.
     2) Detailed tax information, including gains, losses, and average cost per share.
     3) Quarterly market commentaries address stock, bond, and international markets.
     4) Quarterly adviser comments focus on their specific market expertise.

(ICON)

               THE TARGET PORTFOLIO TRUST
               Large Capitalization Growth
               Portfolio
               Portfolio of Investments June
               30, 2000 (Unaudited)

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              LONG-TERM INVESTMENTS--98.0%

              Common Stocks
              Banks--2.2%
 114,000      Bank of America Corp..........  $  4,902,000
 303,000      MBNA Corp.....................     8,218,875
                                              ------------
                                                13,120,875
                                              ------------
              Broadcasting--1.1%
  48,800      AMFM, Inc.*...................     3,367,200
  32,700      Univision Communications,          3,384,450
                Inc.,
                Class A*....................
                                              ------------
                                                 6,751,650
                                              ------------
              Business Services--1.9%
  55,600      Omnicom Group, Inc............     4,951,875
  48,100      Waters Corp.*.................     6,003,481
                                              ------------
                                                10,955,356
                                              ------------

              Computers & Business Equipment--0.6%
 143,300      Compaq Computer Corp..........     3,663,106
                                              ------------

              Computer Software & Services--11.6%
 121,000      Bea Systems Inc...............     5,981,938
  15,500      Check Point Software Tech          3,282,125
                Ltd.........................
 324,000      EMC Corp.*....................    24,927,750
 110,000      Exodus Communications,             5,066,875
                Inc.*.......................
  55,000      Foundry Networks Inc..........     6,077,500
 147,200      Microsoft Corp.*..............    11,776,000
  67,000      Oracle Systems Corp.*.........     5,632,188
  39,000      Siebel Systems Inc.*..........     6,378,937
                                              ------------
                                                69,123,313
                                              ------------

              Drugs & Healthcare--9.4%
  18,000      Affymetrix, Inc.*.............     2,972,250
 192,000      HCA-The Healthcare Company....     5,832,000
 158,000      Medtronic, Inc................     7,870,375
 152,200      Merck & Co., Inc..............    11,662,325
  56,900      PE Corp.......................     3,748,288
 281,825      Pfizer, Inc...................    13,527,600

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

  41,000      Pharmacia Corp...............  $  2,119,188
  57,000      QLT Phototherapeutics*.......     4,406,812
  73,000      Teva Pharmaceutical               4,046,937
                Industries
                Ltd. (ADR).................
                                             ------------
                                               56,185,775
                                             ------------

              Electronic Components--10.8%
 531,600      Applied Materials, Inc. *....    48,176,250
 447,000      Atmel Corp.*.................    16,483,125
                                             ------------
                                               64,659,375
                                             ------------

              Electronics--18.2%
 197,000      CIENA Corp.*.................    32,837,437
1,150,000     Cisco Systems, Inc.*.........    73,096,875
 100,000      Motorola, Inc................     2,906,250
                                             ------------
                                              108,840,562
                                             ------------

              Entertainment--0.6%
  94,000      Walt Disney Co. (The)........     3,648,375
                                             ------------

              Financial Services--5.6%
  80,100      Chase Manhattan Corp.........     3,689,606
 232,575      Citigroup Inc................    14,012,644
 150,000      Morgan Stanley Dean Witter &     12,487,500
                Co.........................
  86,000      Wells Fargo Co...............     3,332,500
                                             ------------
                                               33,522,250
                                             ------------

              Food & Beverages--3.0%
  79,000      Anheuser Busch Companies,         5,900,313
                Inc........................
 159,000      PepsiCo, Inc.................     7,065,562
 114,000      SYSCO Corp...................     4,802,250
                                             ------------
                                               17,768,125
                                             ------------

              Insurance--2.2%
  81,562      American International Group,     9,583,535
                Inc........................
  39,700      CIGNA Corp...................     3,711,950
                                             ------------
                                               13,295,485
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Internet--1.0%
  74,000      America Online, Inc...........  $  3,903,500
  18,000      Yahoo!, Inc.*.................     2,229,750
                                              ------------
                                                 6,133,250
                                              ------------

              Oil & Gas--1.6%
  57,000      Coastal Corp..................     3,469,875
  92,800      Enron Corp....................     5,985,600
                                              ------------
                                                 9,455,475
                                              ------------
              Oil Field / Equipment & Services--1.4%
  53,000      BJ Services Co.*..............     3,312,500
  70,000      Schlumberger, Ltd.............     5,223,750
                                              ------------
                                                 8,536,250
                                              ------------

              Pollution Control--0.5%
 150,000      Waste Management, Inc.........     2,850,000
                                              ------------

              Retail--1.9%
  69,500      Home Depot, Inc...............     3,470,656
  59,000      Kohl's Corp.*.................     3,281,875
  77,000      Wal-Mart Stores, Inc..........     4,437,125
                                              ------------
                                                11,189,656
                                              ------------

              Semiconductors & Equipment--20.8%
 253,000      Intel Corp....................    33,822,938
 424,000      Linear Technology Corp........    27,109,500
 400,000      Maxim Integrated Products,        27,175,000
                Inc. *......................
 440,000      Xilinx Inc.*..................    36,327,500
                                              ------------
                                               124,434,938
                                              ------------
              Telecommunication--1.3%
  20,000      Aspect Communications                786,250
                Corp.*......................
  41,000      Copper Mountain Networks,          3,613,125
                Inc.*.......................
  27,500      VoiceStream Wireless Corp.....     3,198,164
                                              ------------
                                                 7,597,539
                                              ------------
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Utilities--2.3%
 134,600      AES Corp.*...................  $  6,141,125
 115,000      Calpine Corp.*...............     7,561,250
                                             ------------
                                               13,702,375
                                             ------------
              Total long-term investments     585,433,730
                (cost $230,617,860)........
                                             ------------

              SHORT-TERM INVESTMENTS--2.1%
Principal
 Amount
 (000)        Repurchase Agreements
--------
$  7,518      State Street Bank & Trust         7,518,000
                Co.,
                5.25%, dated 6/30/00, due
                7/3/00 in the amount of
                $7,521,289 (cost
                $7,518,000; collateralized
                by $6,895,000 U.S. Treasury
                Bonds, 7.250%, 5/15/16,
                value of collateral
                including accrued interest
                is $7,674,853).............
   5,160      State Street Bank & Trust         5,160,000
                Co.,
                5.25%, dated 6/30/00, due
                7/3/00 in the amount of
                $5,162,257 (cost
                $5,160,000; collateralized
                by $5,150,000 U.S. Treasury
                Notes, 6.250%, 1/31/02,
                approximate value of
                collateral including
                accrued
                interest is $5,268,557)....
                                             ------------
              Total short-term investments     12,678,000
                (cost $12,678,000).........
                                             ------------
              Total Investments--100.1%
              (cost $243,295,860; Note        598,111,730
                4).........................
              Liabilities in excess of           (481,265)
                other
                assets--(0.1%).............
                                             ------------
              Net Assets--100%.............  $597,630,465
                                             ------------
                                             ------------

---------------
* Non-income producing.
ADR--American Depository Receipt.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55

               THE TARGET PORTFOLIO TRUST
               Large Capitalization Value
               Portfolio
               Portfolio of Investments June
               30, 2000 (Unaudited)

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              LONG-TERM INVESTMENTS--97.8%
              Common Stocks

              Aerospace--3.7%
  10,700      B.F. Goodrich Co..............  $    364,469
  19,600      Boeing Co.....................       819,525
  27,700      Honeywell International,             933,144
                Inc.........................
 102,600      Lockheed Martin Corp..........     2,545,762
  29,800      Northrop Grumman Corp.........     1,974,250
  38,100      TRW, Inc......................     1,652,587
                                              ------------
                                                 8,289,737
                                              ------------

              Airlines--0.1%
   1,300      AMR Corp.*....................        34,369
     400      Northwest Airlines Corp.......        12,175
   4,900      Southwest Airlines Co.........        92,794
                                              ------------
                                                   139,338
                                              ------------

              Aluminum--1.8%
   2,300      Alcan Aluminum Ltd............        71,300
 137,776      Alcoa Inc.....................     3,995,504
                                              ------------
                                                 4,066,804
                                              ------------

              Apparel & Textiles--0.6%
  13,300      Jones Apparel Group, Inc.*....       312,550
  52,800      Russell Corp..................     1,056,000
                                              ------------
                                                 1,368,550
                                              ------------

              Auto Parts--1.8%
  84,500      Dana Corp.....................     1,790,344
  84,362      Delphi Automotive Systems          1,228,522
                Corp........................
  14,500      Goodyear Tire & Rubber Co.....       290,000
   8,300      Lear Corp.....................       166,000
  33,800      Meritor Automotive, Inc.......       371,800
  20,000      Tenneco Automotive, Inc.......       105,000
  12,884      Visteon Corp..................       156,216
                                              ------------
                                                 4,107,882
                                              ------------

              Automobiles--3.5%
  98,400      Ford Motor Co.................     4,231,200
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

   7,140      General Motors Corp (Class     $    626,554
                'H' Stock).................
  54,839      General Motors Corp..........     3,184,090
                                             ------------
                                                8,041,844
                                             ------------

              Banks--6.3%
   7,000      Associated Banc Corp.........       152,688
  26,900      Bank of America Corp.........     1,156,700
  86,060      Bank One Corp................     2,285,969
  23,800      BankNorth Group, Inc.........       364,437
  16,700      Charter One Financial,              384,100
                Inc........................
  23,400      Dime Bancorp, Inc............       368,550
  12,800      First Capital, Inc...........       285,600
  30,300      First Security Corp..........       410,944
   6,000      First Tennessee National             99,375
                Corp.......................
  88,200      First Union Corp.............     2,188,462
     800      Firstar Corporation..........        17,335
   2,600      Firstmerit Corp..............        16,850
  13,800      Fleet Boston Financial              469,200
                Corp.......................
   1,800      Golden West Financial                73,463
                Corp.......................
  12,100      GreenPoint Financial Corp....       226,875
  14,200      Hibernia Corp................       154,425
  77,100      KeyCorp......................     1,358,887
   9,500      Marshall & Ilsley Corp.......       394,250
   5,100      Mercantile Bankshares               152,044
                Corp.......................
  19,400      North Fork Bancorporation,          293,425
                Inc........................
  15,600      PNC Bank Corp................       731,250
   9,900      Regions Financial Corp.......       196,763
  14,700      SouthTrust Corp..............       332,588
  19,700      Summit Bancorp...............       485,112
  12,400      TCF Financial Corp...........       318,525
  22,600      U.S. Bancorp.................       435,050
  27,800      UnionBanCal Corp.............       516,037
  10,700      Wells Fargo & Co.............       414,625
                                             ------------
                                               14,321,769
                                             ------------

              Building & Construction--0.3%
  23,200      Harsco Corp..................       591,600
                                             ------------

              Building Products--1.3%
 165,400      CNH Global NV................     1,529,950
  66,600      Georgia-Pacific Corp.........     1,440,225
   1,900      USG Corp.....................        57,712
                                             ------------
                                                3,027,887
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Business Services--1.0%
   5,500      Automatic Data Processing,      $    291,500
                Inc.........................
   7,000      Cendant Corp.*................        98,000
  90,200      Xerox Corp....................     1,871,650
                                              ------------
                                                 2,261,150
                                              ------------

              Chemicals--2.3%
  15,400      Air Products & Chemicals,            474,512
                Inc.........................
  55,500      Dow Chemical Co...............     1,675,406
  31,100      Eastman Chemical Co...........     1,485,025
     800      IMC Global, Inc...............        10,400
  14,500      PPG Industries, Inc...........       642,531
   9,800      Praxair, Inc..................       366,888
  14,500      Rohm & Haas Co................       500,250
                                              ------------
                                                 5,155,012
                                              ------------

              Computers & Business Equipment--0.8%
   8,700      Apple Computer, Inc...........       455,662
   2,500      Compaq Computer Corp..........        63,900
     300      Dell Computer Corp.*..........        14,794
   5,600      Hewlett-Packard Co............       699,300
   1,500      Lexmark International Group,         100,875
                Inc. *......................
   4,700      Sun Microsystems, Inc.........       427,406
                                              ------------
                                                 1,761,937
                                              ------------

              Conglomerate--3.1%
   8,300      General Electric Co...........       439,900
  14,600      ITT Industries, Inc...........       443,475
   1,600      Minnesota Mining &                   132,000
                Manufacturing Co............
 204,600      Philip Morris Companies,           5,434,687
                Inc.........................
  10,200      Tyco International, Ltd.......       483,225
                                              ------------
                                                 6,933,287
                                              ------------

              Consumer Products--2.9%
  63,800      Eastman Kodak Co..............     3,796,100
   3,000      Estee Lauder Cos, Inc.........       148,312
   5,100      Fort James Corp...............       117,938
  42,500      Fortune Brands, Inc...........       980,156
  10,100      Gillette Co...................       352,869
  20,200      Procter & Gamble Co...........     1,156,450
                                              ------------
                                                 6,551,825
                                              ------------
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Containers--0.5%
 120,000      Pactiv Corp.*................  $    945,000
   9,500      Smurfit-Stone Container             122,313
                Corp.*.....................
                                             ------------
                                                1,067,313
                                             ------------

              Domestic Oil--1.4%
   1,000      Apache Corp..................        58,813
   5,000      Conoco, Inc..................       110,000
  29,513      Conoco, Inc. (Class B).......       724,913
   7,700      Sunoco, Inc..................       226,669
   5,300      Union Pacific Resources             116,600
                Group, Inc.................
  77,400      USX - Marathon Group.........     1,939,837
                                             ------------
                                                3,176,832
                                             ------------

              Drugs & Healthcare--2.9%
   5,500      Abbott Laboratories..........       245,094
   7,500      ALZA Corp.*..................       443,437
  13,300      American Home Products              781,375
                Corp.......................
  15,100      Baxter International, Inc....     1,061,719
   2,100      Becton, Dickinson & Co.......        60,244
   7,900      Bristol-Myers Squibb Co......       460,175
     700      C.R. Bard, Inc...............        33,688
     200      Cardinal Health, Inc.........        14,800
   6,700      CIGNA Corp...................       626,450
   4,700      Eli Lilly & Co...............       469,412
     300      Forest Laboratories, Inc.....        30,300
     200      Genetech, Inc.*..............        34,400
     700      Genzyme Corp.................        41,606
  13,700      HCA-The Healthcare Corp......       416,137
     800      Human Genome Sciences,              106,700
                Inc........................
     100      Incyte Pharmaceuticals,               8,219
                Inc.*......................
     400      Johnson & Johnson............        40,750
     700      Merck & Co., Inc.............        53,638
  14,800      Pharmacia Corporation........       764,975
   2,300      St. Jude Medical, Inc.*......       105,512
  17,500      Tenet Healthcare Corp.*......       472,500
   1,600      UnitedHealth Group, Inc......       137,200
   1,600      Wellpoint Health Networks,          115,900
                Inc........................
                                             ------------
                                                6,524,231
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55

               THE TARGET PORTFOLIO TRUST
               Large Capitalization Value
               Portfolio (cont'd)
               Portfolio of Investments June
               30, 2000 (Unaudited)

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Electric Utilities--8.0%
   8,800      Allegheny Energy, Inc.........  $    240,900
  37,820      American Electric Power Co.,       1,120,417
                Inc.........................
   7,100      Cinergy Corp..................       180,606
  41,700      CMS Energy Corp...............       922,612
  19,100      CP& L Energy, Inc.............       610,006
   8,400      Dominion Resources, Inc.......       360,150
  64,500      DTE Energy Co.................     1,971,281
  40,300      Dynegy Inc., ( Class A )......     2,752,994
  45,400      Edison International..........       930,700
  37,200      Entergy Corp..................     1,011,375
   5,000      FPL Group, Inc................       247,500
  27,600      General Public Utilities             746,925
                Corp........................
   7,700      NiSource, Inc.................       143,413
  29,900      PECO Energy Co................     1,205,344
  21,200      PG&E Corp.....................       522,050
  15,200      Pinnacle West Capital Corp....       514,900
  55,535      PPL Corp......................     1,218,299
  26,500      Public Service Enterprise            917,563
                Group Inc...................
  39,301      Scana Corp....................       948,137
  37,332      TXU Corp......................     1,101,294
  23,500      Wisconsin Energy Corp.........       465,594
                                              ------------
                                                18,132,060
                                              ------------

              Electrical Equipment--0.7%
     200      Altera Corp.*.................        20,388
  14,000      Cooper Industries, Inc........       455,875
  10,400      Emerson Electric Co...........       627,900
   4,900      Johnson Controls, Inc.........       251,431
   1,800      W.W. Grainger, Inc............        55,463
                                              ------------
                                                 1,411,056
                                              ------------

              Electronics--1.9%
   2,100      3Com Corp.*...................       121,012
   1,435      Agilent Technologies, Inc.....       105,831
   8,800      Cisco Systems, Inc.*..........       559,350
   4,000      Electronic Data Systems              165,000
                Corp........................
  31,100      Motorola, Inc.................       903,844
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

   4,200      Quantum Corp.................  $     40,688
   2,800      Raytheon Co., ( Class B).....        53,900
  23,900      Rockwell International              752,850
                Corp.......................
   3,700      Seagate Technology, Inc.*....       203,500
     800      Solectron Corp.*.............        35,500
   5,200      Texas Instruments, Inc.......       357,175
                                             ------------
                                                3,296,650
                                             ------------

              Entertainment--0.6%
  13,800      Seagram Co., Ltd.............       800,400
  12,600      Walt Disney Co. (The)........       489,037
                                             ------------
                                                1,289,437
                                             ------------

              Financial Services--10.9%
   1,400      A.G. Edwards, Inc............        54,600
   1,100      Ameritrade Holding Corp......        12,788
  12,400      AXA Financial, Inc...........       421,600
  12,400      Bear Stearns Cos., Inc.......       516,150
   5,400      Capital One Financial........       240,975
   7,800      Charles Schwab Corp..........       262,278
   3,700      Chase Manhattan Corp.........       170,431
  14,900      CIT Group, (The)*............       242,125
  98,200      Citigroup, Inc...............     5,916,550
   6,300      E*Trade Group Inc............       103,950
   8,900      Federal Home Loan Mortgage          360,450
                Corp.......................
  68,400      Federal National Mortgage         3,569,625
                Association................
   5,300      Financial Security Assurance        402,137
                Holdings, Ltd..............
   6,700      Franklin Resources, Inc......       203,513
   9,600      Goldman Sachs Group, Inc.....       910,800
  50,965      Household International,          2,118,233
                Inc........................
   6,800      Lehman Brothers Holdings            643,025
                Inc........................
  11,500      MBIA, Inc....................       554,156
  16,900      Merrill Lynch & Co., Inc.....     1,943,500
  29,000      Morgan Stanley Dean Witter        2,414,250
                Discover & Co..............
  13,400      PaineWebber Group, Inc.......       609,700
   3,200      Providian Financial Corp.....       288,000
   9,400      TD Waterhouse Group, Inc.....       162,738
  93,600      Washington Mutual, Inc.......     2,702,700
                                             ------------
                                               24,824,274
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Food & Beverages--1.1%
  16,200      Anheuser Busch Companies,       $  1,209,937
                Inc.........................
   2,400      Bestfoods.....................       166,200
   2,100      General Mills, Inc............        80,325
   7,300      H.J. Heinz Co.................       319,375
   3,400      Kellogg Co....................       101,150
   7,100      Quaker Oats Co................       533,388
   1,300      Ralston Purina Co.............        25,919
   2,200      Unilever NV...................        94,600
                                              ------------
                                                 2,530,894
                                              ------------

              Forest Products--1.7%
  63,200      Georgia-Pacific Corp..........     1,659,000
   2,100      Kimberly-Clark Corp...........       120,487
  46,400      Weyerhaeuser Co...............     1,995,200
                                              ------------
                                                 3,774,687
                                              ------------

              Gas & Pipeline Utilities--0.7%
   2,600      American Water Works Co.,             65,000
                Inc.........................
   8,400      El Paso Energy Corp...........       427,875
  12,500      Enron Corp.,..................       806,250
   8,000      Williams Companies, Inc.             333,500
                (The).......................
                                              ------------
                                                 1,632,625
                                              ------------

              Hotels & Restaurants--0.6%
  11,000      Marriott International,              396,688
                Inc.........................
  16,600      McDonald's Corp...............       546,762
  12,200      Starwood Hotels & Resorts            397,262
                Worldwide, Inc..............
                                              ------------
                                                 1,340,712
                                              ------------

              Household Appliances & Home
                Furnishings--0.3%
  14,900      Whirlpool Corp................       694,713
                                              ------------

              Industrial Machinery--0.5%
   7,900      Caterpillar, Inc..............       267,612
     100      Deere & Co....................         3,700
   6,800      Eaton Corp....................       455,600
   4,000      Ingersoll-Rand Co.............       161,000
   5,800      PACCAR, Inc...................       230,188
                                              ------------
                                                 1,118,100
                                              ------------
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Insurance--8.9%
  47,200      Aetna, Inc...................  $  3,029,650
 142,700      Allstate Corp................     3,175,075
  33,558      American General Corp........     2,047,038
  16,200      American International Group,     1,903,500
                Inc........................
  13,300      Aon Corp.....................       413,131
  12,200      Hartford Financial Svcs.            682,438
                Grp........................
  17,500      John Hancock Financial              414,531
                Svcs.......................
  59,900      Lincoln National Corp........     2,163,888
  74,670      Metlife, Inc.................     1,572,737
  23,740      ReliaStar Financial Corp.....     1,244,866
  55,400      SAFECO Corp..................     1,101,075
  63,500      St. Paul Companies, Inc......     2,166,937
  10,300      Torchmark Corp...............       254,281
                                             ------------
                                               20,169,147
                                             ------------

              International Oil--6.2%
  23,100      Chevron Corp.................     1,959,169
  91,700      Exxon Mobil Corp.............     7,198,450
 104,700      Occidental Petroleum Corp....     2,205,244
  20,100      Phillips Petroleum Co........     1,018,819
   6,200      Royal Dutch Petroleum Co.....       381,687
  25,000      Texaco, Inc..................     1,331,250
                                             ------------
                                               14,094,619
                                             ------------

              Media--0.5%
  18,300      Comcast Corp.................       741,150
   9,300      Fox Entertainment Group,            282,487
                Inc........................
   2,600      Time Warner, Inc.............       197,600
                                             ------------
                                                1,221,237
                                             ------------

              Mining--0.4%
  23,000      Phelps Dodge Corp............       855,313
                                             ------------

              Oil Field / Equipment & Services--0.9%
  10,400      Baker Hughes, Inc............       332,800
   2,600      Cooper Cameron Corp.*........       171,600
   2,100      Diamond Offshore Drilling,           73,763
                Inc........................
   2,400      ENSCO International Inc.*....        85,950
  13,300      Global Marine Inc.*..........       374,894
  45,000      Ultramar Diamond Shamrock         1,116,562
                Corp.......................
                                             ------------
                                                2,155,569
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55

               THE TARGET PORTFOLIO TRUST
               Large Capitalization Value
               Portfolio (cont'd)
               Portfolio of Investments June
               30, 2000 (Unaudited)

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Paper--1.4%
   4,000      Bowater Inc...................  $    176,500
  89,914      International Paper Co........     2,680,561
   8,500      Temple-Inland, Inc............       357,000
                                              ------------
                                                 3,214,061
                                              ------------

              Pollution Control--0.4%
  54,200      Waste Management, Inc.........     1,029,800
                                              ------------

              Publishing--0.8%
  16,600      Gannett Co., Inc..............       992,887
   7,400      Knight-Ridder, Inc............       393,588
   8,400      New York Times Co.............       331,800
                                              ------------
                                                 1,718,275
                                              ------------

              Railroads & Equipment--1.2%
   9,700      Burlington Northern, Inc......       222,494
  22,900      CSX Corp......................       485,194
 101,600      Norfolk Southern Corp.........     1,511,300
  14,700      Union Pacific Corp............       546,656
                                              ------------
                                                 2,765,644
                                              ------------
              Real Estate Investment Trust--0.6%
  13,000      Crescent Real Estate Equities,       266,500
                Inc.........................
   9,200      Equity Office Properties             253,575
                Trust.......................
   4,100      Prologis Trust................        87,381
  10,000      Public Storage, Inc...........       234,375
   4,500      Simon Property Group, Inc.....        99,844
  11,800      Vornado Realty Trust..........       410,050
                                              ------------
                                                 1,351,725
                                              ------------

              Retailing--2.8%
     600      Best Buy Co., Inc.............        37,950
   1,400      Circuit City Stores, Inc......        46,463
  12,400      Federated Department Stores,         418,500
                Inc.*.......................
   5,100      Gap, Inc......................       159,375
   8,600      Kroger Co.*...................       189,737
   1,200      Lowe's Companies, Inc.........        49,275
  67,800      May Department Stores Co......     1,627,200
  56,400      Penny (J.C.) Co., Inc.........     1,039,875
  56,800      Sears, Roebuck & Co...........     1,853,100
   4,800      Target Corp...................       278,400
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

  10,300      The Limited, Inc.............  $    222,737
  19,400      TJX Companies, Inc...........       363,750
   2,500      Wal-Mart Stores, Inc.........       144,063
                                             ------------
                                                6,430,425
                                             ------------

              Semiconductors & Equipment--0.5%
   2,900      Advanced Micro Devices,             224,025
                Inc.*......................
   1,700      Applied Materials, Inc.*.....       154,062
   2,700      Intel Corp...................       260,956
     900      Lattice Semiconductor                62,213
                Corp.*.....................
   5,400      National Semiconductor              306,450
                Corp.......................
                                             ------------
                                                1,107,706
                                             ------------

              Software--0.6%
     800      Adobe Systems, Inc...........       104,000
     800      BMC Software Corp. *.........        29,188
   2,200      Citrix Systems, Inc..........        41,662
  14,200      Computer Associates Int'l.,         726,862
                Inc........................
     900      Doubleclick, Inc.............        34,313
   2,500      Microsoft Corp.*.............       200,000
     700      Siebel Systems Inc.*.........       114,494
     400      Symantec Corp................        21,575
     100      Tibco Software, Inc..........        10,723
     400      VERITAS Software Corp.*......        45,206
                                             ------------
                                                1,328,023
                                             ------------

              Steel--0.7%
  11,200      Allegheny Technologies,             201,600
                Inc........................
   6,400      Nucor Corp...................       212,400
  62,600      USX Corp.-U.S. Steel Group...     1,162,012
                                             ------------
                                                1,576,012
                                             ------------

              Telecommunication--10.6%
   2,300      Allegiance Telecom Inc.......       147,200
  36,900      ALLTEL Corp..................     2,285,494
 113,000      AT&T Corp....................     3,573,625
  58,600      AT&T Corp. - Liberty Media...     1,421,050
  68,000      Bell Atlantic Corp...........     3,455,250
  18,300      BellSouth Corp...............       780,038
   1,200      Exodus Communications,               55,275
                Inc........................
  10,600      Global Crossing, Ltd.........       278,913
  44,900      GTE Corp.....................     2,795,025
  16,300      Mediaone Group Inc...........     1,077,837
   3,000      Nortel Networks Corp.........       204,750
 115,892      SBC Communications, Inc......     5,012,329

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Telecommunication (cont'd)
     100      Sprint Corp...................  $      5,100
  17,000      Sprint Corp. (PCS Group)......     1,011,500
   1,200      Tellabs, Inc..................        82,125
   5,100      US West, Inc..................       437,325
  29,300      WorldCom, Inc.................     1,344,137
                                              ------------
                                                23,966,973
                                              ------------
              Toys & Amusements--0.1%
   8,700      Hasbro, Inc...................       131,044
  11,300      Mattel, Inc...................       149,019
                                              ------------
                                                   280,063
                                              ------------

              Trucking & Freight Forwarding--0.2%
   5,500      FedEx Corp....................       209,000
  19,000      Ryder System, Inc.............       359,813
                                              ------------
                                                   568,813
                                              ------------
              Total common stocks
                (cost $224,890,920).........   221,265,611
                                              ------------

              Common Stock Unit--0.2%
   2,680      S&P 500 Depository Receipts          389,354
                (cost $369,572).............
                                              ------------
              Total long-term investments
                (cost $225,260,492).........   221,654,965
                                              ------------
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              SHORT-TERM INVESTMENT--1.9%
   4,270      Seven Seas Series Government   $  4,269,577
                Fund
                6.26%**, 7/3/00
                (cost $4,269,577)..........

              Total Investments--99.7%
              (cost $229,530,069; Note        225,924,542
                4).........................
              Other assets in excess of           614,681
                liabilities--0.3%..........
                                             ------------
              Net Assets--100%.............  $226,539,223
                                             ------------
                                             ------------

---------------
 * Non-income producing.
** Rate represents yield at purchase date.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55

               THE TARGET PORTFOLIO TRUST
               Small Capitalization Growth
               Portfolio
               Portfolio of Investments June
               30, 2000 (Unaudited)

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
                LONG-TERM INVESTMENTS--96.4%
                Common Stocks

                Auto/Truck Equipment--0.5%
    30,500      Oshkosh Truck Corp...........  $  1,090,375
                                               ------------
                Banks--1.5%
    72,200      Silicon Valley Bancshares....     3,077,525
                                               ------------

                Business Services--6.8%
    74,570      ACNielsen Corp.*.............     1,640,540
    55,580      Acxiom Corp.*................     1,514,555
    47,850      AnswerThink Consulting Group,       795,506
                  Inc.*......................
    35,800      ChoicePoint, Inc.*...........     1,593,100
    13,800      Critical Path, Inc.*.........       804,713
    44,885      CSG Systems International,        2,516,365
                  Inc.*......................
    51,600      Hall, Kinion & Associates,        1,718,925
                  Inc.*......................
    55,300      Interim Services, Inc.*......       981,575
   158,445      Pegasus Systems, Inc.*.......     1,723,089
    36,600      ProBusiness Services,               972,188
                  Inc.*......................
                                               ------------
                                                 14,260,556
                                               ------------

                Commercial Services--4.8%
   102,790      On Command Corp.*............     1,464,757
    28,700      Iron Mountain, Inc.*.........       975,800
    51,719      Pfsweb Inc.*.................       242,433
    12,800      Plexus Corp.*................     1,446,400
    52,500      Quanta Services, Inc.*.......     2,887,500
    32,900      Quintiles Transnational             464,713
                  Corp.......................
    38,900      Ritchie Bros. Auctioneers,          931,169
                  Inc.*......................
    47,300      Vicor Corp.*.................     1,646,631
                                               ------------
                                                 10,059,403
                                               ------------

                Computers & Business Equipment--2.7%
    35,200      Black Box Corp.*.............     2,786,850
    66,050      Cybex Computer Products           2,840,150
                  Corp.*.....................
                                               ------------
                                                  5,627,000
                                               ------------

                Computer Services--1.6%
    43,600      McAfee.com Corp.*............     1,136,325
   105,100      Mentor Graphics Corp.*.......     2,088,862
                                               ------------
                                                  3,225,187
                                               ------------
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Construction Materials--1.4%
  48,900      Dycom Industries, Inc.*......  $  2,249,400
  23,500      Insituform Technologies,            637,438
                Inc.*......................
                                             ------------
                                                2,886,838
                                             ------------

              Distribution/Wholesaler--0.9%
  82,300      Daisytek International              776,706
                Corp.*.....................
  23,700      Tech Data Corp.*.............     1,032,431
                                             ------------
                                                1,809,137
                                             ------------

              Drugs & Healthcare--4.9%
   7,220      Abgenix, Inc.*...............       865,385
  36,050      Aclara Biosciences Inc.*.....     1,836,297
   5,100      Alpharma Inc.................       317,475
  20,300      Aurora Biosciences Corp.*....     1,384,206
  39,500      Genzyme Transgenics Corp.*...     1,071,438
  38,800      Lexicon Genetics Inc.*.......     1,333,750
   9,950      Myriad Genetics, Inc.*.......     1,473,377
  66,300      SICOR Inc.*..................       530,400
  14,250      Vertex Pharmaceuticals,           1,501,594
                Inc........................
                                             ------------
                                               10,313,922
                                             ------------

              Educational Services--1.7%
  38,600      Learning Tree International,      2,364,250
                Inc........................
  80,325      Sylvan Learning Systems,          1,104,469
                Inc.*......................
                                             ------------
                                                3,468,719
                                             ------------

              Electrical Equipment--1.8%
  63,600      Kent Electronics Corp.*......     1,896,075
  36,000      Littelfuse, Inc.*............     1,764,000
                                             ------------
                                                3,660,075
                                             ------------

              Electronics--15.4%
  80,500      Actel Corp.*.................     3,672,812
  34,200      Avnet, Inc...................     2,026,350
  59,600      Cable Design Technologies         1,996,600
                Corp.*.....................
  44,800      Cognex Corp.*................     2,318,400
  23,925      CyberOptics Corp.*...........     1,106,531
  38,450      Electronics for Imaging,            973,266
                Inc.*......................
  21,900      FEI Company*.................       667,950
  22,500      FSI International, Inc.*.....       487,969
  83,000      General Semiconductor,            1,224,250
                Inc.*......................
  18,000      Integrated Device Technology,     1,077,750
                Inc.*......................
  34,700      International Rectifier           1,943,200
                Corp.*.....................

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
                Electronics (cont'd)
    26,700      Jabil Circuit, Inc.*.........  $  1,324,987
   137,650      KEMET Corp.*.................     3,449,853
    39,110      Mettler-Toledo International,     1,564,400
                  Inc.*......................
    24,800      Power-One, Inc...............     2,825,650
   129,600      Sensormatic Electronics           2,049,300
                  Corp.......................
    86,000      Silicon Valley Group,             2,225,250
                  Inc.*......................
    13,300      TelCom Semiconductor,               536,987
                  Inc.*......................
     8,300      Varian Semiconductor                521,344
                  Equipment
                  Associates, Inc.*..........
                                               ------------
                                                 31,992,849
                                               ------------
                Financial Services--6.3%
    46,300      Affiliated Managers Group,        2,106,650
                  Inc.*......................
   150,370      AmeriCredit Corp.*...........     2,556,290
    26,650      Brown & Brown, Inc...........     1,385,800
    16,900      Dain Rauscher Corp...........     1,115,400
     3,055      M & T Bank Corp..............     1,374,750
    28,790      T. Rowe Price Associates,         1,223,575
                  Inc........................
    51,000      Texas Regional Bancshares,        1,294,125
                  Inc........................
    64,150      Waddell & Reed Financial,         2,104,922
                  Inc........................
                                               ------------
                                                 13,161,512
                                               ------------

                Health Care--1.7%
    33,200      First Health Group Corp.*....     1,089,375
   104,500      Oxford Health Plans, Inc.*...     2,488,406
                                               ------------
                                                  3,577,781
                                               ------------

                Hospital Management--0.6%
    58,300      LifePoint Hospitals, Inc.*...     1,297,175
                                               ------------
                Household Appliances & Home
                  Furnishings--0.3%
    60,650      Falcon Products, Inc.........       576,175
                                               ------------

                Household Products--1.7%
   146,300      NBTY, Inc....................       932,663
    68,970      Scotts Company (The)*........     2,517,405
                                               ------------
                                                  3,450,068
                                               ------------
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Industrial Machinery--1.7%
  60,820      Applied Power, Inc...........  $  2,037,470
  23,700      Brooks Automation, Inc.*.....     1,515,319
                                             ------------
                                                3,552,789
                                             ------------

              Leisure Time--1.7%
  81,450      American Classic Voyages          1,679,906
                Co.*.......................
 114,300      Aztar Corp.*.................     1,771,650
                                             ------------
                                                3,451,556
                                             ------------

              Medical & Dental Supplies--0.9%
  18,350      Henry Schein, Inc.*..........       316,537
  75,225      STAAR Surgical Co.*..........       841,580
  30,490      Ventana Medical Systems,            716,515
                Inc.*......................
                                             ------------
                                                1,874,632
                                             ------------

              Medical Technology--1.9%
  35,100      IMPATH, Inc.*................     1,904,175
  29,700      Quest Diagnostics, Inc.*.....     2,125,406
                                             ------------
                                                4,029,581
                                             ------------

              Miscellaneous--0.3%
  94,020      Hollywood.com, Inc.*.........       728,655
                                             ------------

              Network--2.3%
  78,500      Anixter International,            2,080,250
                Inc.*......................
  55,900      Apex Inc.*...................     2,445,625
  13,025      Stratos Lightwave, Inc.*.....       363,072
                                             ------------
                                                4,888,947
                                             ------------

              Oil Field/Equipment & Services--2.3%
  30,000      CARBO Ceramics, Inc..........     1,053,750
  45,300      Helmerich & Payne, Inc.......     1,693,088
  66,600      Valero Energy Corp...........     2,114,550
                                             ------------
                                                4,861,388
                                             ------------

              Oil Field/Exploration & Production--3.7%
  20,060      Devon Energy Corp............     1,127,121
 109,440      Newfield Exploration Co. *...     4,281,840
 100,000      Vintage Petroleum, Inc.......     2,256,250
                                             ------------
                                                7,665,211
                                             ------------

              Publishing--3.7%
  59,155      Information Holdings,             2,188,735
                Inc.*......................
  92,690      Penton Media, Inc............     3,244,150
 100,100      PRIMEDIA Inc.*...............     2,277,275
                                             ------------
                                                7,710,160
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55

               THE TARGET PORTFOLIO TRUST
               Small Capitalization Growth
               Portfolio (cont'd)
               Portfolio of Investments June
               30, 2000 (Unaudited)

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
                Real Estate Investment Trust--0.7%
    52,710      SL Green Realty Corp.........  $  1,409,992
                                               ------------

                Real Estate Management Services--0.9%
   144,800      Grubb & Ellis Co.*...........       850,700
    85,730      Trammell Crow Co.*...........       921,598
                                               ------------
                                                  1,772,298
                                               ------------

                Restaurants--0.7%
    55,250      Cheesecake Factory, Inc.          1,519,375
                  (The)*.....................
                                               ------------

                Retail Trade--7.0%
    26,875      CDW Computer Centers,             1,679,687
                  Inc.*......................
    83,800      Chico's Fas, Inc.*...........     1,676,000
    46,400      Factory 2-U Stores Inc.*.....     1,754,500
    50,500      Hot Topic, Inc.*.............     1,616,000
    19,800      Insight Enterprises, Inc.*...     1,174,388
    63,100      PC Connection, Inc.*.........     3,596,700
    28,100      Talbots, Inc. (The)..........     1,543,744
    47,869      Tractor Supply Co.*..........       792,830
    27,700      Tweeter Home Entertainment          841,388
                  Group, Inc.*...............
                                               ------------
                                                 14,675,237
                                               ------------

                Software--6.1%
    47,900      Advent Software, Inc.*.......     3,089,550
    32,400      Digital Island Inc.*.........     1,575,450
     4,700      DSET Corp.*..................       142,763
    21,800      Kana Communications, Inc.*...     1,348,875
    54,350      net. Genesis Corp.*..........       981,697
    23,925      Rainbow Technologies,             1,163,353
                  Inc.*......................
    24,700      Rational Software Corp.*.....     2,295,556
    55,426      Wind River Systems, Inc.*....     2,099,260
                                               ------------
                                                 12,696,504
                                               ------------

                Steel--2.0%
    55,900      Maverick Tube Corp.*.........     1,628,087
    52,800      Shaw Group Inc. (The)*.......     2,488,200
                                               ------------
                                                  4,116,287
                                               ------------
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Telecommunication--4.4%
  59,500      Andrew Corp.*................  $  1,996,969
  69,650      Cabletron Systems, Inc.*.....     1,758,662
  38,160      Choice One Communications         1,557,405
                Inc.*......................
  34,885      NorthEast Optic Network,          2,149,788
                Inc.*......................
  19,100      Polycom, Inc.*...............     1,797,191
                                             ------------
                                                9,260,015
                                             ------------

              Transportation--1.5%
  97,150      American Freightways Corp....     1,408,675
  21,050      Expeditors International of         999,875
                Washington, Inc............
  49,400      Swift Transportation Co.,           691,600
                Inc........................
                                             ------------
                                                3,100,150
                                             ------------
              Total common stocks             200,847,074
                (cost $168,699,230)........
                                             ------------

              SHORT-TERM INVESTMENTS--2.9%
   6,005      Seven Seas Money Market Fund      6,005,233
                6.38%**....................
                                             ------------
              Total short-term Investments      6,005,233
                (cost $6,005,233)..........
                                             ------------
              Total Investments--99.3%
              (cost $174,704,463; Note        206,852,307
                4).........................
              Other assets in excess            1,556,410
                of liabilities--(0.7%).....
                                             ------------
              Net Assets--100%.............  $208,408,717
                                             ------------
                                             ------------

------------------
 * Non-income producing security.
** Rate represents yield at purchase date.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55

               Small Capitalization Value
               Portfolio
               Portfolio of Investments June
               30, 2000 (Unaudited)

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              LONG-TERM INVESTMENTS--97.8%

              Common Stocks

              Aerospace--0.7%
  10,800      AAR Corp......................  $    129,600
  17,600      Martin Marietta Materials,           711,700
                Inc.*.......................
                                              ------------
                                                   841,300
                                              ------------

              Airlines--0.3%
  15,700      Alaska Air Group, Inc.........       425,863
                                              ------------

              Apparel & Textiles--0.1%
  31,300      Culp, Inc.....................       160,413
                                              ------------

              Auto Parts--0.4%
  18,200      Snap-On, Inc..................       484,575
                                              ------------

              Auto Related--1.9%
  19,100      Borg-Warner Automotive,              670,887
                Inc.........................
  42,500      Modine Manufacturing Co.......     1,147,500
  54,512      Myers Industries, Inc.........       586,004
                                              ------------
                                                 2,404,391
                                              ------------

              Automobiles--0.5%
  49,700      Tower Automotive, Inc.*.......       621,250
                                              ------------
              Banks--5.4%
  26,070      Associated Banc Corp..........       568,652
  21,600      Bank United Corp..............       760,050
  14,800      Chittenden Corp...............       361,675
  40,700      Firstmerit Corp...............       869,962
  38,790      HUBCO, Inc....................       870,351
  63,400      Independent Bank Corp.........       717,213
  31,750      People's Bank*................       583,406
  29,700      Southwest Bancorporation of          616,275
                Texas, Inc.*................
  31,400      Staten Island Bancorp, Inc....       553,425
  53,150      Susquehanna Bancshares,              757,387
                Inc.........................
   7,100      Wilmington Trust Corp.........       303,525
                                              ------------
                                                 6,961,921
                                              ------------
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Building & Construction--2.3%
  28,600      Carlisle Co., Inc............  $  1,287,000
  12,850      Dycom Industries, Inc.*......       591,100
  14,100      Granite Construction, Inc....       345,450
  24,000      Hughes Supply, Inc...........       474,000
   9,300      Insituform Technologies,            252,262
                Inc.*......................
                                             ------------
                                                2,949,812
                                             ------------

              Business Services--7.4%
  33,900      ACNielson Corp...............       745,800
  23,200      Acxiom Corp.*................       632,200
  26,400      American Management Systems,        866,662
                Inc.*......................
   5,500      BISYS Group, Inc.*...........       338,250
  58,100      Bowne & Co., Inc.............       584,631
   6,500      Choicepoint, Inc.............       289,250
   8,900      DeVry, Inc.*.................       235,294
  40,400      Gartner Group, Inc., Cl.A....       484,800
  28,000      Heller Financial, Inc........       574,000
  24,800      Interim Services, Inc........       440,200
  16,900      ITT Educational Services,           296,806
                Inc........................
  17,500      Maximus, Inc.................       387,188
  23,500      Medquist, Inc.*..............       799,000
  35,200      Metro Information Services,         352,000
                Inc........................
  16,200      National Data Corp...........       372,600
  37,600      Profit Recovery Group               625,100
                International, Inc.........
  11,400      Radisys Corp.................       646,950
  15,300      The Standard Register Co.....       218,025
  20,800      United Stationers, Inc.*.....       673,400
                                             ------------
                                                9,562,156
                                             ------------

              Chemicals--4.9%
  31,100      Cambrex Corp.................     1,399,500
  28,550      Ferro Corp...................       599,550
  13,400      Fuller (H.B.) Co.............       610,538
  63,400      Hanna (M.A.) Co..............       570,600
   5,200      Minerals Technologies,              239,200
                Inc........................
  27,200      OM Group, Inc................     1,196,800
  81,587      RPM, Inc.....................       826,068
  36,600      Tetra Tech, Inc..............       837,225
                                             ------------
                                                6,279,481
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55

               THE TARGET PORTFOLIO TRUST
               Small Capitalization Value
               Portfolio (cont'd)
               Portfolio of Investments June
               30, 2000 (Unaudited)

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Collateralized Mortgage Obligations--0.8%
  42,180      Varco International, Inc......  $    980,685
                                              ------------
              Communication--0.6%
  18,600      Allen Telecom, Inc.*..........       328,988
   5,400      Black Box Corp.*..............       427,528
                                              ------------
                                                   756,516
                                              ------------

              Computers & Business Equipment--2.0%
  45,100      MTS Systems Corp..............       281,875
  47,900      Mentor Graphics Corp..........       952,012
  41,600      Micron Electronics, Inc.......       520,000
  10,600      Paradyne Corp.................       345,162
  26,800      Transaction Systems                  458,950
                Architects, Inc.............
                                              ------------
                                                 2,557,999
                                              ------------

              Construction & Mining Equipment--0.5%
  48,800      JLG Industries, Inc...........       579,500
                                              ------------
              Containers & Glass--0.3%
  44,000      Packaging Corp. of America....       445,500
                                              ------------

              Diversified Industrials--1.6%
  30,600      Brady (W.H.) Co...............       994,500
  30,300      Teleflex, Inc.................     1,122,994
                                              ------------
                                                 2,117,494
                                              ------------

              Drugs & Healthcare--9.3%
  25,800      AmeriSource Health Corp.,            799,800
                Cl.A*.......................
  48,800      Apria Healthcare Group,              597,800
                Inc.*.......................
  34,100      Arrow International, Inc......     1,142,350
  48,600      DENTSPLY International,            1,497,487
                Inc.........................
  10,300      Enzon, Inc....................       437,750
  17,200      Hooper Holmes, Inc............       137,600
  16,900      Inamed Corp...................       618,962
  93,400      Invacare Corp.................     2,451,750
  17,850      Jones Pharmaceutical, Inc.....       712,884
 104,200      Meridian Diognostic...........       814,062
  54,100      Pharmaceutical Product             1,136,100
                Development Inc.............
  44,900      STERIS Corp.(a)...............       398,488
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

  15,100      Varian Medical Systems,        $    590,788
                Inc.*......................
  21,100      Vital Signs, Inc.............       382,438
   7,900      West Pharmaceutical Services,       170,838
                Inc........................
                                             ------------
                                               11,889,097
                                             ------------

              Electric Utilities--0.3%
  33,120      Sierra Pacific Resources.....       416,070
                                             ------------

              Electrical Equipment--5.4%
  19,700      Anixter International,              522,050
                Inc.*......................
  16,900      Belden, Inc..................       433,062
  10,000      Benchmark Electronics,              365,625
                Inc........................
  28,300      Federal Signal Corp..........       466,950
  22,500      Littelfuse, Inc..............     1,102,500
  26,400      Polaroid Corp................       476,850
  42,700      Sensormatic Electronics             675,194
                Corp.*.....................
  18,800      Technitrol, Inc..............     1,821,250
  55,400      Woodhead Industries, Inc.....     1,011,050
                                             ------------
                                                6,874,531
                                             ------------

              Electronics--11.2%
  53,900      Ametek Aerospace Prods,             943,250
                Inc........................
  29,800      Bell & Howell Co.*...........       722,650
  43,800      C&D Technologies.............     2,474,700
   4,400      Credence Systems Corp.*......       242,825
  27,200      Dallas Semiconductor Corp....     1,108,400
  21,900      Electro Scientific                  964,284
                Industries, Inc.*..........
  16,200      Electronics for Imaging,            410,063
                Inc.*......................
  23,100      General Semiconductor,              340,725
                Inc........................
  20,700      Harman International              1,262,700
                Industries, Inc............
  16,400      KEMET Corp.*.................       411,025
   4,500      Lam Research Corp.*..........       168,750
  24,650      Methode Eletronics, Inc......       952,106
  71,100      Pioneer Standard Electronics,     1,048,725
                Inc........................
  39,800      Rogers Corp.*................     1,393,000
   4,500      Tektronix, Inc...............       333,000
  34,200      Varian, Inc..................     1,577,475
                                             ------------
                                               14,353,678
                                             ------------

              Food - Service/Lodging--0.5%
  57,000      Marcus Corp..................       691,125
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Foods--3.9%
  12,900      American Italian Pasta Co.,     $    266,869
                Cl.A*.......................
  26,650      Lancaster Colony Corp.........       511,347
  36,800      Performance Food Group Co.....     1,177,600
  38,400      Ralcorp Holdings, Inc.*.......       470,400
  61,900      United Natural Foods, Inc.....       851,125
  56,200      Universal Foods Corp..........     1,039,700
  17,200      Whole Foods Market, Inc.......       710,575
                                              ------------
                                                 5,027,616
                                              ------------

              Gas & Pipeline Utilities--2.4%
  23,600      Equitable Resources, Inc......     1,138,700
  22,600      National Fuel Gas Co..........     1,101,750
  34,900      Washington Gas Light Co.......       839,781
                                              ------------
                                                 3,080,231
                                              ------------
              Homebuilders--1.0%
  17,700      Kaufman & Broad Home Corp.....       350,681
  44,100      Toll Brothers, Inc.*..........       904,050
                                              ------------
                                                 1,254,731
                                              ------------

              Hotels & Restaurants--0.5%
  14,600      Lone Star Steakhouse & Saloon,       147,825
                Inc.*.......................
  46,300      Prime Hospitality Corp.*......       436,956
                                              ------------
                                                   584,781
                                              ------------

              Household Appliances & Home
                Furnishings--1.5%
  24,000      Bassett Furniture Industries,        303,000
                Inc.........................
  45,000      Chromcraft Revington, Inc.*...       523,125
  20,700      Ethan Allen Interiors, Inc....       496,800
  42,700      Furniture Brands                     645,837
                International, Inc.*........
                                              ------------
                                                 1,968,762
                                              ------------
              Industrial Machinery--2.0%
  23,425      Crane Co......................       569,520
  22,400      Graco, Inc....................       728,000
  16,109      Mark IV Industries, Inc.......       336,276
  10,200      Polaris Industries, Inc.......       326,400
  34,400      Regal-Beloit Corp.............       552,550
   2,400      Watts Industries, Inc.,               30,300
                Cl.A........................
                                              ------------
                                                 2,543,046
                                              ------------
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Insurance--4.4%
  18,300      Arthur J. Gallagher & Co.....  $    768,600
  25,000      Brown & Brown, Inc...........     1,300,000
  26,000      Everest Reinsurance Group,          854,750
                Ltd........................
  14,100      HCC Insurance Holdings,             266,137
                Inc........................
  52,900      Horace Mann Educators               793,500
                Corp.......................
  33,200      Protective Life Corp.........       883,950
  15,272      Radian Holdings Group,              790,326
                Inc........................
                                             ------------
                                                5,657,263
                                             ------------

              Manufacturing--2.8%
  14,800      Beckman Coulter, Inc.........       863,950
  45,550      Flowserve Corp...............       686,097
 103,200      Quantum Corp.................     1,141,650
  18,200      Roper Industries, Inc........       466,375
                                             ------------
                                                3,158,072
                                             ------------

              Miscellaneous--2.8%
   7,100      Adolph Coors Co..............       429,550
  22,600      American National Can Group,        381,375
                Inc........................
  40,800      AptarGroup, Inc..............     1,101,600
   5,550      CIRCOR International,                45,441
                Inc.*......................
  45,900      Flowers Industries, Inc......       915,131
  55,500      Whitman Corp.................       686,812
                                             ------------
                                                3,559,909
                                             ------------

              Office Equipment--0.4%
  23,800      HON Industries, Inc..........       559,300
                                             ------------

              Oil & Gas--2.8%
   9,800      Devon Energy Corp............       550,638
  39,200      Helmerich & Payne, Inc.......     1,465,100
  22,600      Louis Dreyfus Natural Gas           707,663
                Corp.*.....................
  74,500      Pennzoil Quaker State Co.....       898,656
                                             ------------
                                                3,622,057
                                             ------------

              Oil & Gas - Production/Pipeline--1.2%
  21,000      Barrett Resources Corp.*.....       639,187
  77,650      Santa Fe Snyder Corp.........       883,269
                                             ------------
                                                1,522,456
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       23

               THE TARGET PORTFOLIO TRUST
               Small Capitalization Value
               Portfolio (cont'd)
               Portfolio of Investments June
               30, 2000 (Unaudited)

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Paper & Paper Products--0.3%
  46,200      Wausau Paper Co...............  $    395,588
                                              ------------
              Printing & Publishing--2.1%
 103,150      Banta Corp....................     1,953,403
  40,400      Mail-Well, Inc.*..............       348,450
  10,900      Pulitzer, Inc.................       459,844
                                              ------------
                                                 2,761,697
                                              ------------
              Professional Services--2.0%
  18,900      CDI Corp.*....................       385,088
  16,500      Houghton Mifflin Co...........       770,344
  29,100      HSB Group, Inc................       905,737
  29,000      R.H. Donnelley Corp.*.........       561,875
                                              ------------
                                                 2,623,044
                                              ------------

              Publishing--0.6%
  21,600      Valassis Communications,             823,500
                Inc.*.......................
                                              ------------
              Real Estate Investment Trust--2.2%
  15,300      Catellus Development Corp.*...       229,500
  15,400      Chateau Communities, Inc......       435,050
   9,000      Chelsea GCA Realty............       311,062
  25,800      FelCor Lodging Trust, Inc.....       477,300
  18,800      Kilroy Realty Corp.*..........       487,625
  25,600      Liberty Property Trust........       664,000
  10,800      Mack Cali Realty Corp.........       277,425
                                              ------------
                                                 2,881,962
                                              ------------
              Retail - Apparel--1.0%
   3,400      Abercrombie & Fitch Co........        41,438
  21,500      Lands End, Inc................       717,562
  22,300      The Men's Wearhouse, Inc.*....       497,569
                                              ------------
                                                 1,256,569
                                              ------------

              Retail - Grocery--0.6%
  65,100      Ruddick Corp..................       768,994
                                              ------------
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Retail - Trade--2.1%
  53,300      Borders Group, Inc.*.........  $    829,481
  77,700      Pier 1 Imports, Inc..........       757,575
 104,100      Venator Group, Inc.*.........     1,067,025
                                             ------------
                                                2,654,081
                                             ------------

              Savings and Loan--1.0%
  16,925      Astoria Financial Corp.......       435,819
  36,800      Webster Financial Corp.......       816,500
                                             ------------
                                                1,252,319
                                             ------------

              Software--2.1%
   7,400      Affiliated Computer Services,       244,662
                Inc........................
   7,300      Answerthink Consulting              121,363
                Group......................
  10,900      Dendrite International,             363,106
                Inc........................
  20,000      Diebold, Inc.................       557,500
  62,800      Progress Software Corp.......     1,126,475
  30,200      Storage Technology Corp......       330,313
                                             ------------
                                                2,743,419
                                             ------------

              Telecommunication--0.8%
  10,800      Antec Corp...................       448,875
  66,000      Brightpoint, Inc.............       571,313
                                             ------------
                                                1,020,188
                                             ------------

              Trucking & Freight Forwarding--0.9%
  24,100      CNF Transportation, Inc......       548,275
  54,000      Werner Enterprises, Inc......       624,375
                                             ------------
                                                1,172,650
                                             ------------
              Total common stocks             125,245,592
                (cost $106,169,490)........
                                             ------------

              Warrant*
  33,910      Wilshire Technologies, Inc.               0
                expiring 11/28/02 @ $0
                (cost $0)..................
                                             ------------
              Total long-term investments     125,245,592
                (cost $106,169,490)........
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55

 PRINCIPAL                                        US$
  AMOUNT                                         VALUE
  (000)                 DESCRIPTION            (NOTE 1)
              SHORT-TERM INVESTMENTS--2.8%

              U.S. Government Securities--1.3%
              United States Treasury Bills
$    730      Zero Coupon,7/27/00...........  $    727,444
      55      4.95%, 7/27/00................        54,833
      45      5.20%, 7/27/00................        44,848
      40      5.30%, 7/27/00................        19,930
      45      5.35%, 7/27/00................        44,828
      50      5.43%, 7/27/00................        49,815
      30      5.45%, 7/27/00................        29,878
     110      5.47%, 7/27/00................       109,582
      75      5.62%, 7/27/00................        74,688
      25      5.65%, 7/27/00................        24,895
      80      5.66%, 7/27/00................        79,667
      75      5.70%, 7/27/00................        74,688
      30      5.71%, 7/27/00................        29,878
      15      5.74%, 7/27/00................        14,935
      25      5.76%, 7/27/00................        24,917
     220      5.51%, 8/31/00................       217,242
                                              ------------
              Total U.S. government
                securities
                (cost $1,622,478)...........     1,622,068
                                              ------------

              Money Market Fund--1.5%
   1,974      Seven Seas Money Market Fund,      1,974,370
                6.30%* (cost $1,974,370)....
                                              ------------
              Total short-term Investments
                (cost $3,596,848)...........     3,596,438
                                              ------------
              Total Investments--100.3%
              (cost $109,766,338; Note 4)...   128,842,030
              Liabilities in excess of other
                assets--(0.3%)..............      (383,942)
                                              ------------
              Net Assets--100%..............  $128,458,088
                                              ------------
                                              ------------

---------------
* Non-income producing security.
** Rate represents yield at purchase date.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       25

               THE TARGET PORTFOLIO TRUST
               International Equity Portfolio
               Portfolio of Investments June
               30, 2000 (Unaudited)

                                                 VALUE
  SHARES                DESCRIPTION            (NOTE 1)

              LONG-TERM INVESTMENTS--96.3%

              Common Stocks
              Australia--1.9%
 405,722      Broken Hill Proprietary Co.,    $  4,792,180
                Ltd.........................
                                              ------------

              Denmark--1.2%
  45,300      Tele Danmark A.S..............     3,048,710
                                              ------------

              Finland--0.8%
  86,080      UPM Kymmene OYJ...............     2,136,696
                                              ------------

              France--13.6%
 108,750      Alcatel.......................     7,132,686
  19,570      AXA SA........................     3,082,776
  29,060      Banque Nationale de Paris.....     2,796,554
  15,680      Cie de Saint Gobain...........     2,119,710
  15,313      Lagardere SCA.................     1,169,546
  72,791      Rhone-Poulenc SA, Ser. A......     5,312,786
  18,100      Suez Lyonnaise des Eaux.......     3,170,894
  44,185      Total SA, Ser. B..............     6,774,660
  37,401      Vivendi.......................     3,301,089
                                              ------------
                                                34,860,701
                                              ------------
              Germany--8.4%
  11,979      Allianz AG....................     4,303,501
  81,600      Bayerische Vereinsbank AG.....     5,270,954
  18,902      Deutsche Telekom AG...........     1,079,136
 134,800      Lufthansa AG..................     3,115,672
  21,600      Siemens AG....................     3,258,202
  97,600      Thyssen Krupp AG..............     1,588,698
  57,400      Veba AG.......................     2,767,390
                                              ------------
                                                21,383,553
                                              ------------
                                                 VALUE
  SHARES                DESCRIPTION            (NOTE 1)

                Italy--2.9%
    75,650      Alleanza Assicurazioni......  $ 1,007,512
   537,900      Eni SpA.....................    3,106,877
   192,100      Sao Paolo Imi SpA...........    3,409,368
                                              -----------
                                                7,523,757
                                              -----------

                Japan--22.7%
    13,000      Acom Co., Ltd...............    1,092,880
    87,000      Canon, Inc..................    4,329,297
   242,000      Fuji Bank, Ltd..............    1,838,292
   115,000      Fujitsu, Ltd................    3,977,664
   123,000      Kao Corp....................    3,755,902
   209,000      Nippon Paper Ind., Ltd......    1,426,097
       317      Nippon Telegraph & Telephone    4,212,525
                  Corp......................
 1,258,000      Nissan Motor Co., Ltd.*.....    7,410,113
       100      NTT Mobile Communication        2,704,868
                  Network, Inc..............
    24,400      Orix Corp...................    3,598,888
   394,000      Sakura Bank.................    2,721,851
   101,000      Sankyo Co., Ltd.............    2,279,770
    54,100      Sony Corp...................    5,047,736
   108,000      Sumitomo Electric Industris,    1,850,469
                  Ltd.......................
   471,000      Sumitomo Trust & Banking        3,351,444
                  Co., Ltd..................
    44,000      TDK Corp....................    6,319,778
   292,000      The Industrial Bank of          2,212,601
                  Japan, Ltd................
                                              -----------
                                               58,130,175
                                              -----------

                Netherlands--7.1%
    69,100      Akzo Nobel NV...............    2,935,656
   141,700      Getronics NV................    2,184,789
    67,500      Heineken NV.................    4,108,195
    76,100      ING Groep NV................    5,143,812
    77,436      Philips Electronics NV......    3,652,052
                                              -----------
                                               18,024,504
                                              -----------

                Portugal--1.5%
   351,200      Portugal Telecom............    3,943,020
                                              -----------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55

                                                 VALUE
  SHARES                DESCRIPTION            (NOTE 1)
                Singapore--3.0%
   518,850      Overseas Chinese Banking      $ 3,575,168
                  Corp., Ltd................
   640,328      United Overseas Bank,           4,189,754
                  Ltd.......................
                                              -----------
                                                7,764,922
                                              -----------
                Spain--3.1%
   217,400      Endesa SA...................    4,211,228
   168,141      Telefonica SA...............    3,611,796
                                              -----------
                                                7,823,024
                                              -----------

                Sweden--3.0%
   142,700      Electrolux AB, Ser. B.......    2,208,452
   190,900      Investor AB.................    2,608,101
   189,800      Svenska Handelsbanken AB,       2,754,467
                  Ser. A....................
                                              -----------
                                                7,571,020
                                              -----------

                Switzerland--4.3%
    33,985      ABB AG, Ser. A*.............    4,067,659
       312      Roche Holdings AG...........    3,037,185
     7,720      Zurich Allied AG............    3,814,332
                                              -----------
                                               10,919,176
                                              -----------

                United Kingdom--22.8%
   498,000      BP Amoco plc................    4,777,340
   577,128      British Aerospace plc.......    3,597,799
   309,664      British Energy plc..........      841,052
   199,100      British Telecommunications      2,572,744
                  plc.......................
   448,012      Cadbury Schweppes plc.......    2,942,029
   433,399      Diageo plc..................    3,888,751
   143,700      GKN plc.....................    1,832,955
   395,800      Great Universal Stores          2,545,261
                  plc.......................
   262,800      Halifax Group plc...........    2,521,054
   298,805      HSBC Holdings...............    3,415,780
   430,738      Imperial Chemical Industries    3,418,426
                  plc.......................
   826,700      Invensys plc................    3,102,181
   347,700      National Grid Co., plc......    2,741,006
   159,639      Prudential Corp. plc........    2,338,201
   378,400      Reed International plc......    3,292,202
                                                 VALUE
  SHARES                DESCRIPTION            (NOTE 1)

   366,100      Smithkline Beecham plc......  $ 4,791,631
 1,057,100      Tesco plc...................    3,286,968
   744,300      Vodafone AirTouch plc.......    3,006,954
    71,083      Zeneca Group plc............    3,318,092
                                              -----------
                                               58,230,426
                                              -----------
                Total long-term investments   246,151,864
                  (cost $202,755,371).......
                                              -----------
Principal
  Amount
  (000)         SHORT-TERM INVESTMENTS--3.2%
----------
                United States Treasury Bills
$       45      4.95%, 7/27/00..............       44,835
       245      5.20%, 7/27/00..............      244,101
        80      5.24%, 7/27/00..............       79,702
        70      5.27%, 7/27/00..............       69,734
       455      5.33%, 7/27/00..............      453,278
       215      5.35%, 7/27/00..............      214,185
       330      5.44%, 7/27/00..............      328,767
       155      5.55%, 7/27/00..............      154,412
     4,110      5.51%, 8/31/00..............    4,071,892
     1,150      5.55%, 8/31/00..............    1,139,185
        85      5.57%, 8/31/00..............       84,206
     1,240      5.635%, 8/31/00.............    1,228,319
                                              -----------
                Total short-term investments    8,112,616
                  (cost $8,112,020).........
                                              -----------
                Total Investments--99.5%
                (cost $210,867,391; Note      254,264,480
                  4)........................
                Other assets in excess of       1,406,549
                  liabilities--0.5%.........
                                              -----------
                Net Assets--100%............  $255,671,029
                                              -----------
                                              -----------

------------------
* Non-income producing securities.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55

               THE TARGET PORTFOLIO TRUST
               International Equity Portfolio
               (cont'd)
               Portfolio of Investments June
               30, 2000 (Unaudited)

The industry classification of portfolio holdings shown as a percentage of net assets as of June 30, 2000 (Unaudited) was as follows:

Telecommunications...............................   15.4%
Financial Services...............................   15.0
Electronics......................................    5.8
Oil & Gas........................................    5.7
Insurance........................................    5.7
Food & Beverage..................................    5.6
Computers........................................    4.9
Chemicals........................................    4.6
Pharmaceuticals..................................    3.9
Automobiles & Trucks.............................    3.6
U.S. Government Securities.......................    3.2
Aerospace/Defense................................    2.6
Diversified Industries...........................    2.4
Energy...........................................    2.0
Natural Resources Sector.........................    1.9
Engineering & Equipment..........................    1.6
Cosmetics/Toiletries.............................    1.5
Manufacturing....................................    1.4
Leasing..........................................    1.4
Miscellaneous....................................    1.3
Publishing.......................................    1.3
Medical Products & Services......................    1.3
Diversified Manufacturing........................    1.3
Industrials......................................    1.2
Electrical Equipment.............................    1.2
Retail...........................................    1.0
Consumer Durable Goods...........................    0.9
Forest Products..................................    0.8
Paper & Packaging................................    0.6
Miscellaneous Services...........................    0.4
                                                   -----
                                                    99.5
Other assets in excess of liabilities............    0.5
                                                   100.0%
                                                   -----
                                                   -----
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55

               International Bond Portfolio
               Portfolio of Investments June
               30, 2000 (Unaudited)

 PRINCIPAL                                        US$
  AMOUNT                                         VALUE
  (000)                 DESCRIPTION            (NOTE 1)
                LONG-TERM INVESTMENTS--94.3%

                Australia--7.1%
                Int'l. Bank Recon. & Dev.,
A$   1,000      5.50%, 5/14/03..............  $   583,099
                New South Wales Treasury
                  Corp.,
       800      6.50%, 5/1/06...............      478,918
                Queensland Treasury Corp.,
       600      8.00%, 8/14/01..............      366,186
                                              -----------
                                                1,428,203
                                              -----------

                Canada--6.6%
                Deutsche Fin(Neth),
C$     900      7.00%, 1/7/04...............      616,926
                Province of Ontario,
     1,000      8.00%, 3/11/03..............      706,040
                                              -----------
                                                1,322,966
                                              -----------

                Eurobonds--47.2%
                Belgium Gov't. Bonds,
 EUR 1,000      5.75%, 9/28/10..............      966,252
                Depfa Pfandriefbank,
     1,700      5.00%, 2/3/05...............    1,588,096
                Dutch Gov't. Bonds,
       700      7.50%, 1/15/23..............      823,334
                Finnish Gov't. Bonds,
     1,000      9.50%, 3/15/04..............    1,088,358
                French Gov't. Bonds,
     1,500      4.00%, 10/25/09.............    1,290,278
                German Gov't. Bonds,
       300      6.50%, 7/15/03..............      297,294
     1,500      4.00%, 7/4/09...............    1,304,598
                Obrig Do Tes Medio Prazo,
     1,000      3.625%, 8/19/04.............      896,845
       750      5.375%, 6/23/08.............      708,507
                Treuhandanstah
       500      6.875%, 6/11/03.............      499,786
                                              -----------
                                                9,463,348
                                              -----------
 PRINCIPAL                                        US$
  AMOUNT                                         VALUE
  (000)                 DESCRIPTION            (NOTE 1)

                Germany--7.5%
                Austrian Gov't. Bonds,
 DM  1,000      7.25%, 5/3/07...............  $   529,133
                Halifax PLC,
     2,000      5.625%, 7/23/07.............      963,082
                                              -----------
                                                1,492,215
                                              -----------

                Japan--6.5%
                Italian Gov't. Bonds,
Y   50,000      0.372%, 5/12/02.............      467,636
                Kingdom of Spain,
    50,000      5.75%, 3/23/02..............      514,585
    30,000      3.10%, 9/20/06..............      312,002
                                              -----------
                                                1,294,223
                                              -----------

                New Zealand--14.8%
                Int'l. Bank Recon. & Dev.,
NZ$  2,500      7.25%, 5/27/03..............    1,165,714
       750      5.375%, 11/6/03.............      331,419
                New Zealand Gov't. Bonds,
       100      5.50%, 4/15/03..............       45,315
     3,000      7.00%, 7/15/09..............    1,426,298
                                              -----------
                                                2,968,746
                                              -----------

                United States--4.6%
                U.S. Treasury Bonds,
US$    106      3.625%, 4/15/28 (TIPS)......      100,857
                U.S. Treasury Notes,
       540      3.375%, 1/15/07 (TIPS)......      518,019
       318      3.625%, 1/15/08 (TIPS)......      308,095
                                              -----------
                                                  926,971
                                              -----------
                Total long-term investments    18,896,672
                  (cost $20,718,039)........
                                              -----------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55

               THE TARGET PORTFOLIO TRUST
               International Bond Portfolio
               (cont'd)
               Portfolio of Investments June
               30, 2000 (Unaudited)

 PRINCIPAL                                        US$
  AMOUNT                                         VALUE
  (000)                 DESCRIPTION            (NOTE 1)

              SHORT-TERM INVESTMENTS--3.7%

              Repurchase Agreements
$    747      State Street Bank & Trust Co.   $    747,000
                2.00%, dated 6/30/00, due
                7/03/00, in the amount of
                747,125 (cost $747,000;
                collateralized by $770,000
                U.S. Treasury Notes, 5.50%,
                3/31/03, approximate value
                of the collateral including
                interest is $763,263).......
                                              ------------
              Total Investments--98.0%
              (cost $21,465,039; Note 4)....    19,643,672
              Other assets in excess of
                liabilities--2.0%...........       402,268
                                              ------------
              Net Assets--100%..............  $ 20,045,940
                                              ------------
                                              ------------

------------------
(TIPS)--Treasury inflationary protection securities.
Portfolio securities are classified according to the security's currency denomination.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55

               Total Return Bond Portfolio
               Portfolio of Investments June
               30, 2000 (Unaudited)

           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)
                       LONG-TERM
                         INVESTMENTS--109.7%

                       Corporate Bonds--36.8%

                       Airlines--1.6%
                       United Airlines, Inc.,
Baa1       $  1,000    10.85%, 2/19/15.........  $  1,054,480
                                                 ------------

                       Automobiles & Parts--1.7%
                       Federal-Mogul Corp.,
Ba2             850    7.75%, 7/1/06...........       618,883
                       TRW Inc., Note,
Baa1            500    8.75%, 5/15/06..........       509,868
                                                 ------------
                                                    1,128,751
                                                 ------------

                       Banking--10.8%
                       Asian Development Bank,
Aaa             900    5.82%, 6/16/28..........       825,950
                       Bank of Tokyo Mitsubishi
                         Ltd.,
A3              800    8.40%, 4/15/10..........       809,005
                       Capital One Bank,
Baa2          1,200 DD 7.085%, 7/28/03.........     1,216,200
                       GS Escrow Corp.,
Ba1           1,300    6.75%, 8/1/01...........     1,263,248
                       KBC Bank Funding Trust
                         III,
A1              600    9.86%, 11/29/49.........       613,202
                       MBNA Bank, Inc.,
Baa1            100    6.853%, 8/7/01..........        99,888
Baa1            500    6.875%, 7/15/04.........       474,650
Baa1          1,100    7.175%, 12/10/02........     1,083,188
                       Royal Bank Scotland
                         Group PLC,
A1              700    9.118%, 12/31/49........       722,379
                                                 ------------
                                                    7,107,710
                                                 ------------
                       Cable--1.5%
                       Clear Channel
                         Communications
                         Senior Note,
Baa3          1,000 DD 7.312%, 6/15/02.........     1,000,000
                                                 ------------
           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)

                       Financial Services--17.0%
                       Associates Corporation
                         North America,
Aa3         $ 1,300    6.903%, 5/8/03..........  $  1,311,336
                       Conseco Finance
                         Securitization Corp.,
A3            1,000    8.85%, 12/1/31..........     1,012,665
                       Ford Credit Auto Owner
                         Trust,
Aaa             899    5.77%, 11/15/01.........       896,330
                       Ford Motor Credit Co.,
A2            1,200    5.75%, 2/23/04..........     1,130,268
                       General Motors
                         Acceptance Corp.,
A2            1,300DD  6.54%, 4/5/04...........     1,297,002
A2              500DD  7.02%, 4/5/04...........       499,260
                       Heller Financial, Inc.,
A3              800    6.50%, 7/22/02..........       780,272
A3            1,100DD  6.635%, 4/28/03.........     1,104,070
                       Lehman Brothers
                         Holdings, Inc.,
A2            1,100    7.169%, 9/3/02..........     1,092,069
A3              200    7.19%, 4/2/02...........       200,967
                       Morgan Stanley Dean Witter & Co.,
Aa3           1,400    6.50%, 1/28/02..........     1,400,414
                       PS Colorado Credit
                         Corp.,
Baa1            500DD  7.47%, 5/30/02..........       499,410
                                                 ------------
                                                   11,224,063
                                                 ------------

                       Industrials--2.0%
                       Wachovia Corp.,
A1              700    6.941%, 5/2/05..........       699,209
                       Westpoint Stevens, Inc.,
B1              700    7.875%, 6/15/05.........       584,500
                                                 ------------
                                                    1,283,709
                                                 ------------

                       Oil & Gas Equipment & Services--0.8%
                       R & B Falcon Corp.,
Ba3             600    6.50%, 4/15/03..........       552,000
                                                 ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55

               THE TARGET PORTFOLIO TRUST
               Total Return Bond Portfolio
               (cont'd)
               Portfolio of Investments June
               30, 2000 (Unaudited)

           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)
                       Recreation--1.0%
                       Green Tree Recreational Equipment,
Aaa        $    632    6.55%, 7/15/28..........  $    623,094
                                                 ------------

                       Waste Management--0.4%
                       Waste Management Inc.,
Ba1             300    6.125%, 7/15/01.........       290,573
                                                 ------------
                       Total corporate bonds
                         (cost $24,864,554)....    24,264,380
                                                 ------------

                       U.S. Government Agency Mortgage
                         Backed Securities--43.2%
                       Federal Home Loan
                         Mortgage Corp.,
                900    5.50%, 7/17/30..........       785,839
                       6.00%, 5/15/28 -
              2,000      7/17/30...............     1,757,960
                       6.50%, 9/15/18 -
                684      12/15/21 (I/O)........        70,890
              3,000    7.00%, 12/31/99.........     2,898,990
              1,889    7.20%, 10/1/06..........     1,878,169
                       7.50%, 9/1/16 -
              1,312      7/1/17................     1,300,923
                407    7.691%, 1/1/24..........       414,242
                955    8.00%, 9/15/29..........       952,532
                 11    9.25%, 1/1/10...........        10,787
                       Federal National Mortgage Assn.,
              1,987    5.00%, 4/1/14...........     1,813,790
              2,000    5.50%, 7/17/30..........     1,753,275
              1,020    7.192%, 1/1/20..........     1,029,663
                       Government National
                         Mortgage Assn.,
              3,100    6.00%, 7/24/30..........     2,854,914
                264    6.375%, 6/20/23.........       264,662
              4,350    6.50%, 7/24/30..........     4,128,411
                       6.75%, 7/20/22 -
              1,569      7/20/27...............     1,576,474
                       7.375%, 2/20/17 -
              1,342      2/20/26...............     1,344,789
                       7.50%, 2/15/27 -
              3,655      12/31/99..............     3,629,208
                                                 ------------
                       Total U.S. government
                         agency
                         mortgage backed
                         securities
                         (cost $28,487,930)....    28,465,518
                                                 ------------
           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)

                       Foreign Corporate Bonds--2.0%
                       Hellenic Finance,
A2          $   700    2.00%, 7/15/03..........  $    655,713
                       Petroleos Mexicanos,
Ba3             700DD  9.437%, 7/15/05.........       700,000
                                                 ------------
                       Total foreign securities
                         (cost $1,383,038).....     1,355,713
                                                 ------------

                       Collateralized Mortgage
                         Obligation--6.9%
                       Allied Capital
                         Commercial
                         Mortgage Trust,
AAPoundPound      520  6.31%, 9/25/03..........       509,833
                       American Housing Trust
                         1,
                         Senior Mortgage Pass
                         Through Certificate,
                         Series 1-5 Class A,
Aaa              12    8.625%, 8/25/18.........        12,053
                       Champion Home Loan
                         Equity,
                         Series 1995, Class
                         A2-3,
Aaa             413    8.033%, 2/25/28.........       421,939
                       Countrywide
                         Collateralized
                         Mortgage Obligation,
Aaa               7    8.643%, 11/25/24........         7,421
                       GMAC Commercial Mortgage
                         Security, Inc.,
                         Mortgage Certificate,
Aa2             677    6.806%, 4/15/08.........       643,040
                       JP Morgan Commercial
                         Mortgage Finance
                         Corporation,
AAPoundPound      500  6.903%, 4/15/10.........       499,981
                       Resecuritization
                         Mortgage Trust,
AAPoundPound      480  6.50%, 4/19/29..........       470,218
                       Residential Asset
                         Securitiziation Trust,
AAPoundPound    1,089  6.50%, 9/25/14..........     1,043,113

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55

           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)
                       Collateralized Mortgage Obligation
                         (cont'd)
                       Vendee Mortgage Trust,
AAPoundPound $  1,000  7.00%, 9/1/27...........  $    939,680
                                                 ------------
                       Total collateralized
                         mortgage obligations
                         (cost $4,621,594).....     4,547,278
                                                 ------------

                       Municipals--3.1%
                       Arlington Texas
                         Independent School
                         District, Refunding,
Aaa             500    5.00%, 2/15/24..........       443,586
                       Chicago Illinois Water
                         Revenue,
Aaa           1,750    5.25%, 11/1/27..........     1,576,738
                                                 ------------
                       Total municipals
                         (cost $1,948,522).....     2,020,324
                                                 ------------

                       Foreign Government Bonds--1.3%
                       German Government Bonds,
Aaa              50    6.25%, 1/4/24...........        51,793
NR              170    6.25%, 1/4/30...........       181,571
                       United Mexican States,
NR              600 DD 10.021%, 4/7/04.........       625,500
                                                 ------------
                       Total foreign government
                         bonds
                         (cost $812,861).......       858,864
                                                 ------------

                       U.S. Government Securities--16.4%
                       United States Treasury
                         Bonds,
Aaa             318    3.625%, 4/15/28.........       302,655
Aaa           3,600    8.75%, 8/15/20..........     4,628,232
                       United States Treasury
                         Notes,
Aaa           1,513    3.375%, 1/15/07.........     1,450,837
Aaa           2,887    3.625%, 7/15/02.........     2,867,046
Aaa           1,378    3.625%, 1/15/08.........     1,335,609
Aaa             209    3.875%, 1/15/09.........       205,580
                                                 ------------
                       Total U.S. government
                         securities
                         (cost $10,744,794)....    10,789,959
                                                 ------------
           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)

                       Total long-term
                         investments
                         (cost $72,863,227)....  $ 72,302,036
                                                 ------------

                       SHORT-TERM INVESTMENTS--16.9%

                       Automobiles & Parts--0.5%
                       Delphi Automotive
                         Systems Corp.,
P1          $   300    6.78%, 7/5/00...........       299,774
                                                 ------------

                       Cable--1.1%
                       Tele-Communications,
                         Inc.,
A2              700    7.362%, 3/12/01.........       700,524
                                                 ------------

                       Electrical Power--2.0%
                       Kentucky Power Company,
NR            1,300    7.304%, 11/2/00.........     1,300,480
                                                 ------------

                       Financial Services--5.4%
                       Conoco, Inc.,
P2            1,600    6.49%, 7/12/00..........     1,596,720
                       General Electric Capital
                         Corp.,
P1              200    6.75%, 9/1/00...........       197,158
P1              100    6.75%, 9/13/00..........        98,469
P1              200    6.90%, 7/6/00...........       199,819
                       Orix Credit Alliance,
                         Inc.,
Baa2          1,300    6.785%, 4/16/01.........     1,294,293
                       Washington Mutual Fin.
                         Corp.,
P2              200    6.95%, 8/30/00..........       197,717
                                                 ------------
                                                    3,584,176
                                                 ------------

                       Health Care--0.7%
                       Columbia/HCA Healthcare
                         Corp.,
Ba2             450    6.875%, 7/15/01.........       438,930
                                                 ------------

                       Industrials--1.5%
                       Alcoa Inc.,
P1              100    6.57%, 7/5/00...........        99,927

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55

               THE TARGET PORTFOLIO TRUST
               Total Return Bond Portfolio
               (cont'd)
               Portfolio of Investments June
               30, 2000 (Unaudited)

         PRINCIPAL
          AMOUNT                                 VALUE
           (000)           DESCRIPTION          (NOTE 1)
                       Industrials (cont'd)
                       Ingersoll-Rand Co.,
P2         $    300    6.75%, 7/13/00........  $    299,325
P2              600    6.92%, 9/5/00.........       592,388
                                               ------------
                                                    991,640
                                               ------------

                       Railroads--0.6%
                       Norfolk Southern
                         Corp.,
P2              400    6.85%, 7/27/00........       398,021
                                               ------------

                       Retail--1.2%
                       Tyco Industries Inc.,
P2              800    7.05%, 7/26/00........       796,083
                                               ------------

                       Telecommunications--0.1%
                       AT&T Corp.,
P1              100    6.58%, 9/20/00........        98,520
                                               ------------

                       Utilities--1.5%
                       Niagara Mohawk Power
                         Corp.,
Baa2          1,000    6.875%, 3/1/01........       993,870
                                               ------------
                       Total corporate bonds
                         (cost $9,623,440)...     9,602,018
                                               ------------

                       Foreign Corporate Bonds--1.3%
                       Republic of Argentina,
B1           90,000    5.50%, 3/27/01........       847,971
                                               ------------
                       Total foreign
                         corporate bonds
                         (cost $746,184).....       847,971
                                               ------------

                       U.S. Government Securities--0.4%
                       United States Treasury
                         Notes
Aaa             270 D  5.125%, 8/31/00.......       269,619
                                               ------------
                       Total US government
                         securities
                         (cost $269,553).....       269,619
                                               ------------

                       Repurchase Agreement--0.6%
                       State Street Bank &
                         Trust
                         Co., 2.00%, dated
                         6/30/00 due 7/3/00
                         in the amount of
                         $417,070) cost
                         $417,000; value of
                         collateralized
                         including accrued
                         interest is
                417      $428,313)...........       417,000
                                               ------------
                       Total short-term
                         investments
                         (cost
                         $11,056,243)........    11,136,608
                                               ------------

                                               VALUE
                          DESCRIPTION         (NOTE 1)

                     Total Investments Before
                       Outstanding
                       Written--126.6%
                     (cost $83,919,470;
                       Note 4)............  $ 83,438,644

                     OUTSTANDING PUT OPTIONS
                       WRITTEN*

         Contracts
         ---------
                     Eurodollar Futures
                     expiring 3/16/01
                8      $92.75.............        (1,425)
                     Eurodollar Midcurve 1 Year Future,
               23    expiring 12/15/00....          (675)
                     United States
                       Treasury Bonds
                       Futures,
                     expiring 8/24/00
                3      $94................        (1,078)
                                            ------------
                     Total outstanding put
                       options written
                       (premium received
                       $7,016)............        (3,178)
                                            ------------

                     OUTSTANDING CALL OPTIONS
                       WRITTEN*
                     Eurodollar Futures,
                     expiring 3/16/01
               10      $93.25.............        (1,100)
                     United States
                       Treasury Bonds
                       Futures,
                     expiring 8/24/00
               23      $100...............        (8,625)
                                            ------------
                     Total outstanding
                       call
                       options written
                       (premium received
                       $10,446)...........        (9,725)
                                            ------------

                     Total Investments, Net of
                       Outstanding
                       Options Written--126.6%
                     (cost $83,902,008)...    83,425,741
                     Liabilities in excess
                       of
                       other
                       assets--(26.6%)....   (17,504,455)
                                            ------------
                     Net Assets--100%.....  $ 65,921,286
                                            ------------
                                            ------------

---------------
          * Non-income producing securities.
          D Pledged as initial margin on financial futures
            contracts.
         DD Rate shown reflects current rate on variable rate
            instrument.
 PoundPound Standard & Poor's Rating.
(I/O)--Interest Only.
(MTN)--Medium Term Notes.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       34

               Intermediate-Term Bond
               Portfolio
               Portfolio of Investments June
               30, 2000 (Unaudited)

           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)
                       LONG-TERM INVESTMENTS--123.5%
                       Corporate Bonds--57.2%

                       Airlines--1.4%
                       United Airlines, Inc.,
Baa1    $     1,500    10.85%, 2/19/15....... $  1,581,720
                                              ------------

                       Auto & Truck--2.0%
                       Daimlerchrysler N.A.
                         Holdings,
A1            2,300    6.67%, 9/25/01........    2,296,872
                                              ------------

                       Banking--8.5%
                       Export - Import Bank
                         Korea,
Baa2            300    6.50%, 11/15/06.......      285,474
                       Korea Development
                         Bank,
Baa2          2,000    7.125%, 9/17/01.......    1,985,720
                       MBNA America Bank,
Baa1          2,000DD  7.175%, 12/10/02......    1,969,434
                       National Australia
                         Bank Ltd.,
A1            1,000DD  7.434%, 5/19/10.......      998,387
                       Royal Bank of Scotland
                         Group PLC,
A1            1,100    9.118%, 3/31/10.......    1,135,167
                       Sumitomo Trust &
                         Banking Co., Ltd.,
Baa2          1,500DD  9.40%, 12/29/49.......    1,465,872
                       Wachovia Corp.,
A1PoundPound       1,900DD 6.941%, 5/2/05........    1,897,853
                                              ------------
                                                 9,737,907
                                              ------------

                       Cable--0.6%
                       Cox Communications,
                         Inc.,
Baa2            300DD  6.15%, 8/1/03.........      288,213
                       TCI Communications,
                         Inc.,
A2              400DD  7.36188%, 3/12/01.....      400,300
                                              ------------
                                                   688,513
                                              ------------
           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)

                       Commercial Services--0.7%
                       Cox Enterprises Inc.,
Baa1       $     800DD 7.553%, 5/1/03..........  $    798,542
                                                 ------------

                       Financial Services--29.1%
                       AT&T Capital Corp.,
A1             2,200DD 6.44125%, 4/9/01........     2,202,145
                       Associates Corp. of
                         N.A.,
Aa3            2,200DD 6.903%, 5/8/03..........     2,219,184
                       Bear Stearns & Co.,
                         Inc.,
A2             3,400DD 7.358%, 11/30/04........     3,405,637
                       Capital One Bank
Baa2           2,300DD 7.71125%, 6/23/03.......     2,300,000
                       Chase Manhattan Corp.,
A1               500   7.625%, 1/15/03.........       502,500
                       Ford Motor Credit Co.,
A2             1,100DD 6.541%, 7/16/02.........     1,105,742
A2             2,300DD 7.23%, 6/30/05..........     2,299,034
                       Fugi JGB Investment,
                         LLC.,
Baa2             300DD 9.87%, 12/31/49.........       292,024
                       General Motors
                         Acceptance Corp.,
A2             2,100DD 6.54%, 4/5/04...........     2,096,892
A2             1,200   7.625%, 6/15/04.........     1,203,911
                       Heller Financial Inc.,
A3             1,900DD 6.635%, 4/28/03.........     1,907,030
                       Household Finance Corp.,
A2             3,300DD 7.028%, 8/6/02..........     3,329,601
                       Lehman Brothers Holdings, Inc.,
A3             1,500DD 7.169%, 9/3/02..........     1,489,185
A3               700DD 7.19%, 4/2/02...........       703,383
                       Orix Credit Alliance
                         Inc.,
Baa2           2,100   6.785%, 4/16/01.........     2,090,781
                       PaineWebber Group, Inc.
Baa1           2,000DD 7.362%, 11/27/00........     2,001,200
                       QWest Capital Funding
                         Inc.,
Baa1           2,300   6.875%, 8/15/01.........     2,287,994
                       Transamerica Finance
                         Corp.,
A3             2,000DD 7.06%, 12/14/01.........     1,999,092
                                                 ------------
                                                   33,435,335
                                                 ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55

               THE TARGET PORTFOLIO TRUST
               Intermediate-Term Bond
               Portfolio (cont'd)
               Portfolio of Investments June
               30, 2000 (Unaudited)

           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)
                       Health Care Services--1.0%
                       HCA-The Healthcare
                         Corp.,
Ba2     $       300    6.91%, 6/15/05........ $    272,250
                       Hospital Corp.,
Ba2           1,000    Zero Coupon, 6/1/01...      920,940
                                              ------------
                                                 1,193,190
                                              ------------

                       Industrials--2.6%
                       Golden State Holdings,
Ba1           1,800    6.75%, 8/1/01.........    1,749,112
Ba1             400DD  7.39125%, 8/1/03......      380,961
                       Westpoint Stevens
                         Inc.,
B1              800    7.875%, 6/15/05.......      668,000
                       International Game Technology,
Ba1             200    7.875%, 5/15/04.......      192,000
                                              ------------
                                                 2,990,073
                                              ------------

                       Petroleum Services--1.3%
                       Occidental Petroleum
                         Corp.,
Baa3          1,600DD  6.40%, 4/1/03.........    1,545,248
                                              ------------

                       Telecommunications--4.0%
                       Deutsche Telekom
                         International
                         Finance,
Aa2           2,300    7.75%, 6/15/05........    2,295,400
                       Grupo Iusacell S.A. de
                         C.V.,
B1            1,250    14.25%, 12/1/06.......    1,309,375
                       Vodafone Airtouch PLC,
A2            1,000    6.692%, 12/19/01......      999,063
                                              ------------
                                                 4,603,838
                                              ------------
                       Utilities--6.0%
                       Niagara Mohawk Power Corp.,
Baa2          2,000    6.875%, 3/1/01........    1,987,740
                       Texas Utilities Co.,
Baa3          3,000DD  5.94%, 10/15/01.......    2,935,380
Baa3          2,000DD  6.50%, 8/16/02........    1,973,992
                                              ------------
                                                 6,897,112
                                              ------------
           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)

                       Total corporate bonds
                         (cost $66,315,321)....  $ 65,768,350

                       U.S. Government Agency
                         Mortgage Backed Securities--49.4%
                       Federal Home Loan
                         Mortgage Corp.,
           $   4,000   5.50%, 12/31/99.........     3,841,882
                 124   6.00%, 4/1/24...........       113,591
                       6.50%, 9/15/18 -
               1,135     12/15/21 (I/O)........       117,844
                  53   9.25%, 1/1/10...........        54,473
                       Federal National
                         Mortgage Assn.,
                 243   6.00%, 12/25/08.........       241,034
                 122   6.217%, 12/1/30.........       118,400
               1,671   6.50%, 5/1/06...........     1,628,716
                 555   6.624%, 8/1/24..........       544,836
                 806   7.781%, 7/1/25..........       823,646
                       Government National
                         Mortgage Assn.,
               4,300   6.00%, 12/31/99.........     3,960,042
                       6.375%, 5/20/23 -
               1,366     6/20/23...............     1,368,108
               8,100   6.50%, 12/15/99.........     7,687,386
                 643   7.125%, 10/20/24........       646,410
                       7.375%, 1/20/24 -
               1,280     2/20/26...............     1,282,934
              32,750   7.50%, 12/31/99.........    32,514,528
               1,747   8.50%, 3/20/25..........     1,782,810
                                                 ------------
                       Total U.S. government
                         agency
                         mortgage backed
                         securities
                         (cost $56,803,457)....    56,726,640
                                                 ------------

                       Foreign Government Bonds--2.7%
                       Federal Republic of
                         Germany,
NR           Euro290   6.25%, 1/4/30...........       309,739
                       German Government Bonds,
Aaa           Euro90   6.25%, 1/4/24...........        93,227
                       Republic of Argentina,
B1          Y150,000   5.50%, 3/27/01..........     1,413,285

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55

           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)
                       Foreign Government Bonds (cont'd)
                       United Mexican States,
Baa3    $     1,200DD  10.02%, 4/7/04........ $  1,251,000
                                              ------------
                       Total foreign
                         government
                         bonds (cost
                         $2,810,163).........    3,067,251
                                              ------------

                       Foreign Corporate Bonds--1.8%
                       Hellenic Finance
                         S.C.A.,
A2        Euro1,200    2.00%, 7/15/03........    1,124,080
                       Petroleos Mexicanos,
                       9.437%, 7/15/05,
Baa2          1,000DD    MTN.................    1,000,000
                                              ------------
                       Total foreign
                         corporate
                         bonds (cost
                         $2,186,519).........    2,124,080
                                              ------------
                       Collateralized Mortgage
                         Obligations--6.8%
                       Champion Home Loan
                         Equity,
Aaa             621DD  8.033073%, 2/25/28....      633,519
                       Countrywide Mortgage
                         Backed Securities,
                         Inc.,
Aaa           1,723    6.75%, 5/25/24........    1,686,528
                       EQCC Home Equity Loan Trust,
Aaa           3,000    5.765%, 3/20/29.......    2,917,500
                       Ford Credit Auto Owner
                         Trust,
Aaa           1,453    5.77%, 11/15/01.......    1,447,918
                       Independent National
                         Mortgage Corp.,
Aa1               7DD  8.738%, 11/25/24......        7,421
                       Residential Asset
                         Securities Corp.,
Aaa             308DD  6.9513%, 10/25/27.....      307,124
                       Southern Pacific
                         Secured
                         Assets Corp.,
Aaa             811DD  6.821%, 7/25/29.......      804,472
                                              ------------
                       Total collateralized
                         mortgage
                         obligations
                         (cost $7,886,509)...    7,804,482
                                              ------------
           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)

                       Municipals--0.7%
                       Honolulu Hawaii City & County,
                       4.75%, 7/1/28
Aaa        $   1,000     (cost $826,220).......  $    836,120
                                                 ------------

                       U.S. Government Securities--4.9%
                       United States Treasury
                         Notes,
Aaa            2,485   3.375%, 1/15/07.........     2,383,518
Aaa            1,710   3.625%, 7/15/02 TIPS....     1,698,537
Aaa            1,378   3.625%, 1/15/08.........     1,335,609
Aaa              245   5.125%, 8/31/00.........       244,655
                                                 ------------
                       Total U.S. government
                         securities
                         (cost $5,606,226).....     5,662,319
                                                 ------------
                       Total long-term
                         investments
                         (cost $142,434,415)...   141,989,242
                                                 ------------

                       SHORT-TERM INVESTMENTS--19.5%

                       Corporate Bonds--18.5%

                       Telecommunications--1.0%
                       AT&T Corp.,
P1               900   6.51%, 7/12/00..........       898,210
P1               300   6.56%, 7/10/00..........       299,508
                                                 ------------
                                                    1,197,718
                                                 ------------

                       Electrical Power--1.7%
                       American Electric Power,
P2             2,000   6.86%, 8/16/00..........     1,982,469
                                                 ------------

                       Financial Services--4.8%
                       American Express Credit
                         Corp.,
P1             1,600   6.54%, 9/12/00..........     1,573,840
                       General Electric Capital Corp.,
P1             1,200   6.12%, 7/10/00..........     1,198,164
P1               200   6.55%, 9/11/00..........       197,016
P1             2,300   6.59%, 7/18/00..........     2,292,842

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55

               THE TARGET PORTFOLIO TRUST
               Intermediate-Term Bond
               Portfolio (cont'd)
               Portfolio of Investments June
               30, 2000 (Unaudited)

         PRINCIPAL
MOODY'S   AMOUNT                                 VALUE
 RATING    (000)           DESCRIPTION          (NOTE 1)
                       Washington Mutual
                         Finance,
P2         $    200    6.85%, 8/30/00........  $    197,717
                                               ------------
                                                  5,459,579
                                               ------------
                       Food & Beverage--1.1%
                       Conagra Inc.,
P2            1,100    6.75%, 7/25/00........     1,095,050
                       Nabisco Inc.,
P2              200    6.86%, 8/10/00........       198,475
                                               ------------
                                                  1,293,525
                                               ------------

                       Medical Products & Services--0.2%
                       Becton Dickinson &
                         Co.,
P1              200    6.55%, 7/5/00.........       199,854
                                               ------------

                       Miscellaneous Consumer--1.2%
                       Houston Industry
                         Finance,
P2            1,400    6.95%, 7/5/00.........     1,398,919
                                               ------------

                       Oil & Gas-Domestic--0.6%
                       Conoco Inc.,
P2              700    6.49%, 7/12/00........       698,565
                                               ------------
                       Paper--1.7%
                       International Paper
                         Co.,
P2            2,000    6.75%, 7/13/00........     1,995,500
                                               ------------

                       Telecommunications--6.1%
                       British
                         Telecommunications
                         PLC,
P1            4,000    6.50%, 7/5/00.........     3,997,111
                       SBC Communications
                         Inc.,
P1            3,000    6.69%, 7/12/00........     2,993,868
                                               ------------
                                                  6,990,979
                                               ------------
         PRINCIPAL
MOODY'S   AMOUNT                                 VALUE
 RATING    (000)           DESCRIPTION          (NOTE 1)

                     Utilities--0.1%
                     National Rural
                       Utilities Coop Fin.,
P1        $   100    6.59%, 9/18/00.........  $     98,224
                                              ------------

                     Repurchase Agreement--1.0%
                     State Street Bank &
                       Trust Co.,
                       3.50%, dated 6/30/00
                       due 7/3/00 in the
                       amount of $1,103,322
                       (cost $1,103,000,
                       collateralized by
                       $1,135,000 U.S. Trea-
                       sury Notes, 5.500%,
                       3/31/03; value of
                       collateral including
                       accrued interest is
            1,103      $1,125,589)..........     1,103,000
                                              ------------
                     Total short-term
                       investments
                       (cost $22,424,014)...    22,418,332
                                              ------------

                     Total Investments--143.0%
                     (cost US
                       $164,858,431)........   164,407,574
                     Liabilities in excess
                       of other
                       assets--(43.0%)......   (49,453,150)
                                              ------------
                     Net Assets--100%.......  $114,954,424
                                              ------------
                                              ------------

---------------
 D-- Pledged as initial margin on financial futures contracts.
DD--Rate shown reflects current rate on variable rate instrument.
PoundPound--Standard & Poor's Rating.
LLC--Limited Liability Company.
S.A.--Sociedad Anonima (Spanish Corporation).
(I/O)--Interest Only.
(MTN)--Medium Term Notes.
(TIPS)--Treasury Inflation Protection Securities.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55

               Mortgage Backed Securities
               Portfolio
               Portfolio of Investments June
               30, 2000 (Unaudited)

 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)
                LONG-TERM INVESTMENTS--104.0%

                Collateralized Mortgage Obligation--28.5%
                Chase Commercial Mortgage
                  Securities Corp.,
$    1,000      7.37%, 2/19/07..............  $   999,308
                Federal Home Loan Mortgage
                  Corp.,
       170      5.50%, 8/15/21, PAC.........      158,662
        59      5.80%, 8/15/19, PAC.........       59,096
       100      5.95%, 6/15/19, PAC.........       98,781
     2,842      6.00%, 5/15/08 - 5/15/23,       2,670,243
                  PAC.......................
     1,060      6.50%, 11/15/22, PAC........    1,002,357
       359      7.00%, 3/15/23, PAC.........      346,097
        76      7.25%, 1/15/07, PAC.........       75,916
     2,365      7.50%, 6/15/22, PAC/ I/O....      165,540
     1,476      8.00%, 12/15/06 - 7/15/21,      1,497,895
                  PAC.......................
       532      9.00%, 6/01/09 - 10/15/20...      548,742
                Federal National Mortgage
                  Assn.,
       926      5.00%, 3/25/21, PAC.........      846,372
       614      6.196%, 1/25/09.............      607,472
     1,693      6.00%, 4/25/08 - 10/25/22,      1,577,895
                  PAC.......................
       800      6.25%, 1/25/09, PAC.........      768,000
       636      6.50%, 12/25/19 - 12/25/23,       582,533
                  PAC.......................
       976      7.00%, 9/25/19 - 9/25/20,         239,754
                  PAC/ I/O..................
       779      7.385%, 3/25/21.............      780,791
       805      7.50%, 5/25/07 - 7/25/22....      799,483
       663      8.00%, 8/25/06 - 5/25/24,         676,979
                  PAC.......................
       511      8.50%, 7/25/18 - 6/25/21,         521,403
                  PAC.......................
                First Boston Mortgage
                  Securities,
       499      Zero Coupon, 4/25/17, P/O...      390,434
       499      8.985%, 4/25/17.............      123,228
       681      6.96%, 1/20/04..............      676,053
                First Union-Lehman Brothers
                  Commerical Mortgage,
     1,000      6.60%, 5/18/07..............      967,406
                Salomon Brothers Mortgage Securities,
       211      6.00%, 12/25/11.............      204,329
                                              -----------
                Total collateralized
                  mortgage obligation
                  (cost $17,454,086)........   17,384,769
                                              -----------
 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)

               U.S. Government Agency Mortgage
                 Pass-Through Obligations--74.1%
               Federal Home Loan Mortgage
                 Corp.,
$     758      6.00%, 5/01/11 - 3/01/30.....  $   704,004
      253      6.50%, 2/01/04...............      248,480
        6      7.25%, 7/01/06...............        5,821
    1,067      7.50%, 3/01/08 - 9/30/26.....    1,053,209
       38      8.25%, 12/01/05 - 5/01/08....       37,665
      180      8.50%, 6/01/03 - 7/01/21.....      182,846
       98      8.75%, 12/01/08..............      100,121
      190      9.00%, 1/01/02 - 10/01/05....      197,115
       16      10.00%, 1/01/04..............       15,836
       47      10.50%, 11/01/19.............       50,331
       36      11.50%, 3/01/16..............       40,008
       15      12.75%, 11/01/13.............       16,286
       23      13.25%, 5/01/13..............       25,455
        5      14.00%, 6/01/11..............        5,267
               Federal National Mortgage
                 Assn.,
      982      5.50%, 2/01/29 - 6/01/29.....      872,330
    1,303      6.00%, 5/25/10 - 6/01/29.....    1,226,133
       88      6.18%, 7/01/08...............       82,552
       49      6.295%, 6/01/08..............       46,191
       78      6.30%, 1/01/08...............       73,736
       72      6.34%, 1/01/08...............       68,438
       52      6.39%, 1/01/06...............       50,243
       78      6.43%, 1/01/08...............       74,262
      492      6.447%, 1/01/08..............      469,255
    3,000      6.50%, 6/01/29 - 1/01/30.....    2,830,415
      315      6.527%, 5/25/30..............      296,679
      642      6.55%, 9/01/07...............      615,679
       53      6.812%, 10/01/07.............       51,990
      565      6.981%, 6/01/07..............      554,835
    2,367      7.00%, 4/01/29 - 1/01/30.....    2,284,608
      311      7.024%, 6/01/07..............      306,463
      606      7.04%, 3/01/07...............      596,927
       63      7.28%, 10/01/06..............       62,630
      248      7.50%, 2/01/20...............      247,772
    2,990      7.50%, 10/31/26..............    2,947,482
       88      7.75%, 10/01/19..............       86,723
      690      8.00%, 3/01/07 - 12/01/22....      700,260
      752      8.50%, 1/01/07...............      764,664
      143      9.75%, 8/01/10 - 11/01/16....      148,982

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55

               THE TARGET PORTFOLIO TRUST
               Mortgage Backed Securities
               Portfolio (cont'd)
               Portfolio of Investments June
               30, 2000 (Unaudited)

 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)
                U.S. Government Agency Mortgage
                  Pass-Through Obligations (cont'd)
                Government National Mortgage
                  Assn.,
$    2,602      6.50%, 5/15/23 - 1/15/29....  $ 2,474,839
     9,777      7.00%, 7/15/16 - 10/15/28...    9,508,079
    10,579      7.50%, 3/15/07 - 11/30/25      10,533,882
       849      8.00%, 1/15/08 - 5/15/17....      869,895
       700      8.25%, 6/20/17 - 7/20/17....      707,668
       182      8.50%, 3/15/05 - 4/20/17....      188,055
     1,997      9.00%, 10/20/01 - 1/15/20...    2,079,333
       582      9.50%, 9/15/02 - 1/15/21....      613,958
       267(a)   13.00%, 2/15/11.............          304
        42      13.50%, 6/15/10 - 5/15/11...       47,864
        68      14.00%, 6/15/11 - 4/15/12...       78,065
        26      16.00%, 4/15/12 - 5/15/12...       30,873
                Total U.S. government agency mortgage
                  pass-through obligations
                (cost $46,097,794)..........   45,274,508
                                              -----------

                U.S. Government Securities--1.4%
                United States Treasury
                  Bonds,
       250      8.125%, 8/15/19.............      302,228
       450      8.75%, 5/15/20..............      577,615
                                              -----------
                Total U.S. government
                  securities
                  (cost $830,986)...........      879,843
                                              -----------
                Total long-term investments
                  (cost $64,382,866)........   63,539,120
                                              -----------
 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)

               SHORT-TERM INVESTMENTS--2.3%
$   1,401      Paine Webber, 6.55%, dated     $ 1,401,000
                 6/30/00 due 7/3/00 in the
                 amount of $1,401,765 (cost
                 $1,401,000,
                 collaterlized by $1,435,000
                 U.S. Treasury Notes, 5.50%,
                 2/28/03. Value of
                 collateral including
                 accrued
                 interest-$1,435,658).......
                                              -----------
               Total Investments Before
                 Investment Sold
                 Short--106.3%
               (cost $65,783,866; Note 4)...   64,940,120
                                              -----------
               Investment Sold
                 Short--(4.9%)
   (3,000)     Government National Mortgage    (2,978,430)
                 Assn.,
                 7.50% (Proceeds
                 $2,977,500)................
                                              -----------
               Total Investments, net of
                 Investment Sold
                 Short--101.4%
               (cost $62,806,366; Note 4)...   61,961,690
               Liabilities in excess of          (845,032)
                 other
                 assets--(1.4%).............
                                              -----------
               Net Assets-->100%............  $61,116,658
                                              -----------
                                              -----------

---------------
I/O--Interest Only Security.
PAC--Planned Amortization Class.
P/O--Principal Only.
(a)--Reflects actual dollar amount (not rounded).
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55

               U.S. Government Money Market
               Portfolio
               Portfolio of Investments June
               30, 2000 (Unaudited)

 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)
              Federal Home Loan Bank--42.6%
$  5,000      6.426%, 10/25/00..............  $  4,998,125
   5,000      6.52%, 3/28/01................     4,997,781
   5,000      6.609%, 10/4/00...............     4,998,234
   2,000      6.47%, 6/21/01................     1,872,397
   3,000      6.525%, 12/20/00..............     2,998,238
  20,000      6.57%, 7/3/00.................    19,992,700
                                              ------------
                                                39,857,475
                                              ------------

              Federal National Mortgage Association--17.1%
   5,000      6.50%, 11/13/00...............     4,998,437
   5,000      6.38875%, 8/4/00..............     4,999,721
   6,000      6.55%, 3/20/01................     5,998,669
                                              ------------
                                                15,996,827
                                              ------------
              Total Investments before
                repurchase agreement........    55,854,302
                                              ------------
 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)

               Repurchase Agreements--37.8%
$  18,000      Paribas, 6.60%, dated 6/30/00  $18,000,000
                 due 7/3/00 in the amount of
                 $18,009,900 (cost
                 $18,000,000; collateralized
                 by $14,694,000 U.S.
                 Treasury Notes, 11.75%,
                 2/5/10; value of collateral
                 including accrued
                 interest-$18,378,980)......
   17,325      Warburg Dillon Read LLC,        17,325,000
                 6.60%, dated 6/30/00 due
                 7/3/00 in the amount of
                 $17,334,529 (cost
                 $17,325,000; collateralized
                 by $16,047,000 U.S.
                 Treasury Notes, 6.75%,
                 8/15/26; value of
                 collateral including
                 accrued
                 interest-$17,640,417)......
                                              -----------
                                               35,325,000
                                              -----------
               Total Investments--97.5%
               (amortized cost                 91,179,302
                 $91,179,302*)..............
               Other assets in excess of        2,343,083
                 liabilities--2.5%..........
                                              -----------
               Net Assets--100%.............  $93,522,385
                                              -----------
                                              -----------

---------------
* Federal income tax basis of portfolio securities is the same as for financial reporting purposes.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       41

               THE TARGET PORTFOLIO TRUST
               Statements of Assets and
               Liabilities
               June 30, 2000 (Unaudited)

                                                                                                                      SMALL
                                     LARGE CAPITALIZATION     LARGE CAPITALIZATION     SMALL CAPITALIZATION      CAPITALIZATION
                                       GROWTH PORTFOLIO         VALUE PORTFOLIO          GROWTH PORTFOLIO        VALUE PORTFOLIO
ASSETS
---------------------------------------------------------------------------------------------------------------------------------
Investments, at value*                   $585,433,730             $225,924,542             $206,852,307           $ 128,842,030
---------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement                       12,678,000                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Cash                                           37,753                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Foreign currency, at value
(cost $1,523,406; $70,478;
$80,100; $140,555)                                 --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Receivable for Portfolio shares
sold                                        1,338,192                  931,552                  583,450                 516,766
---------------------------------------------------------------------------------------------------------------------------------
Receivable for investments sold             1,253,835                4,734,155                5,133,305                  54,922
---------------------------------------------------------------------------------------------------------------------------------
Dividends and interest receivable             133,572                  631,197                   61,088                  95,950
---------------------------------------------------------------------------------------------------------------------------------
Due from broker-variation margin                   --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Deferred expenses and other assets              3,467                    3,204                    2,183                   2,118
---------------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on forward
  currency contracts                               --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
      Total assets                        600,878,549              232,224,650              212,632,333             129,511,786
LIABILITIES
---------------------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on swap                    --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Payable to custodian                               --                  269,079                       --                  91,838
---------------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased           2,347,699                5,017,588                3,776,394                 561,693
---------------------------------------------------------------------------------------------------------------------------------
Payable for Portfolio shares
reacquired                                    633,081                  213,311                  322,900                 185,375
---------------------------------------------------------------------------------------------------------------------------------
Accrued expenses and other
liabilities                                   112,544                   38,378                   18,069                 143,470
---------------------------------------------------------------------------------------------------------------------------------
Dividends payable                                  --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Outstanding options written
(premium received $17,462)                         --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Withholding taxes payable                          --                   13,654                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Deferred trustees' fees                        10,000                    8,900                    8,338                   8,141
---------------------------------------------------------------------------------------------------------------------------------
Due to Manager                                144,760                  124,517                   97,915                  63,181
---------------------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on forward
    currency contracts                             --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Investments sold short at value
  (proceeds received $2,977,500
  (Note 1))                                        --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                     3,248,084                5,685,427                4,223,616               1,053,698
NET ASSETS                               $597,630,465             $226,539,223             $208,408,717           $ 128,458,088
---------------------------------------------------------------------------------------------------------------------------------
Net assets were comprised of:
  Shares of beneficial interest,
  at par                                 $     19,673             $     19,416             $     11,449           $       7,976
---------------------------------------------------------------------------------------------------------------------------------
  Paid-in capital, in excess of
  par                                     224,366,766              218,381,619              143,031,231             103,555,379
---------------------------------------------------------------------------------------------------------------------------------
                                          224,386,439              218,401,035              143,042,680             103,563,355
  Undistributed (distributions in
  excess of)
    net investment income                    (698,801)               2,630,786                 (460,801)                384,033
---------------------------------------------------------------------------------------------------------------------------------
  Accumulated net realized gains
  (losses)                                 19,126,957                9,112,929               33,678,994               5,435,008
---------------------------------------------------------------------------------------------------------------------------------
  Net unrealized
  appreciation/depreciation               354,815,870               (3,605,527)              32,147,844              19,075,692
---------------------------------------------------------------------------------------------------------------------------------
  Net assets, June 30, 2000              $597,630,465             $226,539,223             $208,408,717           $ 128,458,088
---------------------------------------------------------------------------------------------------------------------------------
Shares of beneficial interest
issued and outstanding                     19,672,852               19,415,956               11,448,616               7,976,365
---------------------------------------------------------------------------------------------------------------------------------
  Net asset value, offering price
    and redemption price per share             $30.38                   $11.67                   $18.20                  $16.10
---------------------------------------------------------------------------------------------------------------------------------
  *Identified cost of investments
    before investments
    sold short.                          $243,295,860             $229,530,069             $174,704,463           $ 109,766,338

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       42

INTERNATIONAL                                                                                               U.S. GOVERNMENT
    EQUITY        INTERNATIONAL       TOTAL RETURN      INTERMEDIATE-TERM       MORTGAGE BACKED                  MONEY
  PORTFOLIO       BOND PORTFOLIO     BOND PORTFOLIO      BOND PORTFOLIO       SECURITIES PORTFOLIO         MARKET PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
$254,264,480       $ 19,643,672       $ 83,438,644        $ 164,407,574           $ 64,940,120               $  55,854,302
-----------------------------------------------------------------------------------------------------------------------------
          --                 --                 --                   --                     --                  35,325,000
-----------------------------------------------------------------------------------------------------------------------------
       3,045                252            360,372                   --                    461                          --
-----------------------------------------------------------------------------------------------------------------------------

   1,546,177             71,305             78,442              138,022                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
     794,529             70,609            213,411              572,749                 73,404                   3,898,362
-----------------------------------------------------------------------------------------------------------------------------
          --                 --          5,671,431              154,647              2,977,500                          --
-----------------------------------------------------------------------------------------------------------------------------
     456,175            454,618          1,053,535            1,179,716                400,811                     378,080
-----------------------------------------------------------------------------------------------------------------------------
          --                 --              9,789                3,609                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
       3,313                556             11,609                1,264                  1,095                      20,196
-----------------------------------------------------------------------------------------------------------------------------
          --                 --              6,383               10,614                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
 257,067,719         20,241,012         90,843,616          166,468,195             68,393,391                  95,475,940

-----------------------------------------------------------------------------------------------------------------------------
          --                 --             34,025                3,338                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
          --                 --                 --              110,717                     --                         520
-----------------------------------------------------------------------------------------------------------------------------
     854,083                 --         24,584,412           50,817,890              3,922,356                          --
-----------------------------------------------------------------------------------------------------------------------------
     250,204             48,371             95,373              324,122                164,077                   1,808,348
-----------------------------------------------------------------------------------------------------------------------------
     120,496             96,758            176,491               28,194                 80,865                          --
-----------------------------------------------------------------------------------------------------------------------------
          --             32,157                 --              178,552                100,821                     126,531
-----------------------------------------------------------------------------------------------------------------------------
          --                 --             12,903                   --                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
      18,791              3,084                 --                   --                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
       8,872              6,103              7,804                8,057                  7,804                       8,535
-----------------------------------------------------------------------------------------------------------------------------
     144,244              8,599             10,620               41,698                 22,380                       9,621
-----------------------------------------------------------------------------------------------------------------------------
          --                 --                702                1,203                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
          --                 --                 --                   --              2,978,430                          --
-----------------------------------------------------------------------------------------------------------------------------
   1,396,690            195,072         24,922,330           51,513,771              7,276,733                   1,953,555
$255,671,029        $20,045,940        $65,921,286         $114,954,424            $61,116,658                 $93,522,385
-----------------------------------------------------------------------------------------------------------------------------
      15,770
$                  $      2,485       $      6,611        $      11,524           $      6,109               $      93,522
-----------------------------------------------------------------------------------------------------------------------------
 194,274,302         23,469,764         68,948,239          118,590,109             62,854,912                  93,428,863
-----------------------------------------------------------------------------------------------------------------------------
 194,290,072         23,472,249         68,954,850          118,601,633             62,861,021                  93,522,385
  (8,967,063)        (1,043,914)           237,098              231,549                126,723                          --
-----------------------------------------------------------------------------------------------------------------------------
  26,930,301           (551,283)        (2,885,924)          (3,461,377)            (1,026,410)                         --
-----------------------------------------------------------------------------------------------------------------------------
  43,417,719         (1,831,112)          (384,738)            (417,381)              (844,676)                         --
-----------------------------------------------------------------------------------------------------------------------------
$255,671,029        $20,045,940        $65,921,286         $114,954,424            $61,116,658                 $93,522,385
-----------------------------------------------------------------------------------------------------------------------------
  15,769,612          2,485,175          6,611,020           11,524,474              6,109,470                  93,522,385
-----------------------------------------------------------------------------------------------------------------------------
      $16.21              $8.07              $9.97                $9.97                 $10.00                       $1.00
-----------------------------------------------------------------------------------------------------------------------------
$210,867,391        $21,465,039        $83,919,470         $164,858,431            $65,783,866                 $91,179,302

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
               THE TARGET PORTFOLIO TRUST
               Statements of Operations
               Six Months Ended June 30, 2000
               (Unaudited)

                                                                                                                         SMALL
                                        LARGE CAPITALIZATION     LARGE CAPITALIZATION     SMALL CAPITALIZATION      CAPITALIZATION
                                          GROWTH PORTFOLIO         VALUE PORTFOLIO          GROWTH PORTFOLIO        VALUE PORTFOLIO
NET INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------------------------------
Income
  Interest                                  $    261,948             $     77,713             $    137,825           $      64,237
------------------------------------------------------------------------------------------------------------------------------------
  Dividends                                      900,181                3,459,952                  146,215                 896,189
------------------------------------------------------------------------------------------------------------------------------------
  Less: Foreign withholding taxes                 (2,549)                 (18,028)                      --                      --
------------------------------------------------------------------------------------------------------------------------------------
      Total income                             1,159,580                3,519,637                  284,040                 960,426
------------------------------------------------------------------------------------------------------------------------------------
Expenses
  Management fee                               1,688,651                  706,496                  579,036                 412,321
------------------------------------------------------------------------------------------------------------------------------------
  Custodian's fees and expenses                   42,000                   52,000                   54,000                  52,000
------------------------------------------------------------------------------------------------------------------------------------
  Transfer agent's fees and expenses              75,000                   64,000                   63,000                  58,000
------------------------------------------------------------------------------------------------------------------------------------
  Registration fees                               10,000                   15,000                   11,000                  16,000
------------------------------------------------------------------------------------------------------------------------------------
  Reports to shareholders                         18,000                   32,000                   16,000                  16,000
------------------------------------------------------------------------------------------------------------------------------------
  Audit fees                                       7,000                    7,000                    7,000                   7,000
------------------------------------------------------------------------------------------------------------------------------------
  Legal fees and expenses                          7,000                    6,000                    5,000                   6,000
------------------------------------------------------------------------------------------------------------------------------------
  Trustees' fees and expenses                      6,000                    3,000                    9,000                   7,000
------------------------------------------------------------------------------------------------------------------------------------
  Miscellaneous                                    4,730                    3,355                      805                   1,524
------------------------------------------------------------------------------------------------------------------------------------
      Total expenses                           1,858,381                  888,851                  744,841                 575,845
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                    (698,801)               2,630,786                 (460,801)                384,581
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
  Investment transactions                     19,278,846                9,118,548               34,057,111               5,638,421
------------------------------------------------------------------------------------------------------------------------------------
  Financial futures contracts                         --                       --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
  Foreign currency transactions                       --                       --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
  Options written                                     --                       --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
Total net realized gain (loss)                19,278,846                9,118,548               34,057,111               5,638,421
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation on:
  Investments                                 77,953,058              (32,328,338)              (6,736,872)              4,083,651
------------------------------------------------------------------------------------------------------------------------------------
  Financial futures contracts                         --                       --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
  Foreign currencies                                  --                       --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
  Options written                                     --                       --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
  Swaps                                               --                       --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized
appreciation/depreciation                     77,953,058              (32,328,338)              (6,736,872)              4,083,651
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss)                               97,231,904              (23,209,790)              27,320,239               9,722,072
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS            $ 96,533,103             $(20,579,004)            $ 26,859,438           $  10,106,653
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55

 INTERNATIONAL                                                                                            U.S. GOVERNMENT
     EQUITY         INTERNATIONAL       TOTAL RETURN      INTERMEDIATE-TERM       MORTGAGE BACKED              MONEY
   PORTFOLIO        BOND PORTFOLIO     BOND PORTFOLIO      BOND PORTFOLIO       SECURITIES PORTFOLIO      MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
  $   148,500        $    628,137        $2,196,716          $ 3,776,279             $2,338,611              $2,817,360
---------------------------------------------------------------------------------------------------------------------------
    3,187,503                  --                --                   --                     --                      --
---------------------------------------------------------------------------------------------------------------------------
     (466,964)             (1,719)               --                   --                     --                      --
---------------------------------------------------------------------------------------------------------------------------
    2,869,039             626,418         2,196,716            3,776,279              2,338,611               2,817,360
---------------------------------------------------------------------------------------------------------------------------
      884,627              57,175           145,201              247,664                139,878                 118,081
---------------------------------------------------------------------------------------------------------------------------
      130,000              61,000            56,000               60,000                 63,000                  35,000
---------------------------------------------------------------------------------------------------------------------------
       63,000              18,000            25,000               34,000                 27,000                  20,000
---------------------------------------------------------------------------------------------------------------------------
       25,000               4,000             7,000                7,000                  5,000                  51,000
---------------------------------------------------------------------------------------------------------------------------
       25,000              15,000             9,000               11,000                 11,000                   8,000
---------------------------------------------------------------------------------------------------------------------------
       10,000               7,000             7,000                6,000                  7,000                   2,500
---------------------------------------------------------------------------------------------------------------------------
        6,000               1,000             4,000                4,000                  4,000                  11,000
---------------------------------------------------------------------------------------------------------------------------
        8,000               1,000             5,000                6,000                  1,000                   4,500
---------------------------------------------------------------------------------------------------------------------------
        3,640                 987               323                  734                  2,401                   2,394
---------------------------------------------------------------------------------------------------------------------------
    1,155,267             165,162           258,524              376,398                260,279                 252,475
---------------------------------------------------------------------------------------------------------------------------
    1,713,772             461,256         1,938,192            3,399,881              2,078,332               2,564,885
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
   26,275,544          (1,197,530)            2,582             (303,401)              (289,222)                     --
---------------------------------------------------------------------------------------------------------------------------
           --                  --          (167,507)              44,783                     --                      --
---------------------------------------------------------------------------------------------------------------------------
   (3,503,397)            (44,925)           97,879              215,314                     --                      --
---------------------------------------------------------------------------------------------------------------------------
           --                  --           156,564               41,907                     --                      --
---------------------------------------------------------------------------------------------------------------------------
   22,772,147          (1,242,455)           89,518               (1,397)              (289,222)                     --
---------------------------------------------------------------------------------------------------------------------------
  (35,499,379)            (34,097)          329,301              323,235                421,030                      --
---------------------------------------------------------------------------------------------------------------------------
           --                  --           286,866              307,968                     --                      --
---------------------------------------------------------------------------------------------------------------------------
       26,417              (4,479)            3,837              (18,116)                    --                      --
---------------------------------------------------------------------------------------------------------------------------
           --                  --            18,492                   --                     --                      --
---------------------------------------------------------------------------------------------------------------------------
           --                  --           (34,025)              (3,338)                    --                      --
---------------------------------------------------------------------------------------------------------------------------
  (35,472,962)            (38,576)          604,471              609,749                421,030                      --
---------------------------------------------------------------------------------------------------------------------------
  (12,700,815)         (1,281,031)          693,989              608,352                131,808                      --
---------------------------------------------------------------------------------------------------------------------------

  $(10,987,043)      $   (819,775)       $2,632,181          $ 4,008,233             $2,210,140              $2,564,885
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55

               THE TARGET PORTFOLIO TRUST
               Statements of Changes in Net
               Assets (Unaudited)

                           LARGE CAPITALIZATION              LARGE CAPITALIZATION              SMALL CAPITALIZATION
                             GROWTH PORTFOLIO                   VALUE PORTFOLIO                  GROWTH PORTFOLIO
                       -----------------------------     -----------------------------     -----------------------------
                        Six Months                        Six Months                        Six Months
                          Ended          Year Ended         Ended          Year Ended         Ended          Year Ended
                         June 30,       December 31,       June 30,       December 31,       June 30,       December 31,
                           2000             1999             2000             1999             2000             1999

INCREASE (DECREASE)
IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------
Operations
  Net investment
  income (loss)        $   (698,801)    $   (629,096)       2,630,786     $  4,868,583         (460,801)    $   (680,508)
------------------------------------------------------------------------------------------------------------------------
  Net realized gain
    (loss) on
    investment and
    foreign currency
    transactions         19,278,846       39,273,492        9,118,548       34,792,274       34,057,111       38,143,040
------------------------------------------------------------------------------------------------------------------------
  Net change in
    unrealized
    appreciation/
    depreciation of
    investments          77,953,058      142,004,420      (32,328,338)     (51,549,029)      (6,736,872)       4,193,728
------------------------------------------------------------------------------------------------------------------------
  Net increase
    (decrease) in net
    assets
    resulting from
    operations           96,533,103      180,648,816      (20,579,004)     (11,888,172)      26,859,438       41,656,260
------------------------------------------------------------------------------------------------------------------------
Dividends and
Distributions
  Dividends from net
    investment income            --               --               --       (5,225,370)              --               --
------------------------------------------------------------------------------------------------------------------------
  Dividends in excess
    of net investment
    income                       --               --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------
  Distributions from
    net
    realized gains       (2,740,676)     (43,879,009)      (6,918,738)     (32,765,017)     (16,420,842)     (20,559,728)
------------------------------------------------------------------------------------------------------------------------
  Tax return of
    capital
    distributions                --               --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------
Total distributions      (2,740,676)     (43,879,009)      (6,918,738)     (37,990,387)     (16,420,842)     (20,559,728)
------------------------------------------------------------------------------------------------------------------------
Portfolio share
transactions(a)
  Net proceeds from
    shares sold          71,847,949      114,931,932       37,441,262       77,536,152       27,460,525       54,990,278
------------------------------------------------------------------------------------------------------------------------
  Net asset value of
    shares issued in
    reinvestment of
    dividends and
    distributions         2,673,514       42,595,350        6,755,978       36,982,534       15,958,207       19,982,699
------------------------------------------------------------------------------------------------------------------------
  Cost of shares
  reacquired            (86,153,703)    (108,629,468)     (52,316,687)     (85,971,350)     (32,051,814)     (68,448,742)
------------------------------------------------------------------------------------------------------------------------
  Net increase
    (decrease) in net
    assets from
    Portfolio share
    transactions        (11,632,240)      48,897,814       (8,119,447)      28,547,336       11,366,918        6,524,235
------------------------------------------------------------------------------------------------------------------------
      Total increase
      (decrease)         82,160,187      185,667,621      (35,617,189)     (21,331,223)      21,805,514       27,620,767

NET ASSETS
------------------------------------------------------------------------------------------------------------------------
Beginning of period     515,470,278      329,802,657      262,156,412      283,487,635      186,603,203      158,982,436
------------------------------------------------------------------------------------------------------------------------
End of period(b)       $597,630,465     $515,470,278     $226,539,223     $262,156,412     $208,408,717     $186,603,203
------------------------------------------------------------------------------------------------------------------------
(a) Fund share transactions are at $1 per share for the U.S. Government Money Market Portfolio.
(b) Includes
    undistributed net
    investment income
    of                 $         --     $         --     $  2,630,786     $         --     $         --     $         --
------------------------------------------------------------------------------------------------------------------------
                             SMALL CAPITALIZATION
                               VALUE PORTFOLIO
                       --------------------------------
                        Six Months
                          Ended           Year Ended
                         June 30,        December 31,
                           2000              1999
INCREASE (DECREASE)
IN NET ASSETS
-----------------------------------------------------------
Operations
  Net investment
  income (loss)        $    384,581      $   1,006,632
---------------------------------------------------------------
  Net realized gain
    (loss) on
    investment and
    foreign currency
    transactions          5,638,421          1,354,411
-------------------------------------------------------------------
  Net change in
    unrealized
    appreciation/
    depreciation of
    investments           4,083,651         (1,250,361)
-----------------------------------------------------------------------
  Net increase
    (decrease) in net
    assets
    resulting from
    operations           10,106,653          1,110,682
---------------------------------------------------------------------------
Dividends and
Distributions
  Dividends from net
    investment income        (7,803)        (1,036,917)
-------------------------------------------------------------------------------
  Dividends in excess
    of net investment
    income                       --                 --
-----------------------------------------------------------------------------------
  Distributions from
    net
    realized gains       (1,225,044)          (845,701)
---------------------------------------------------------------------------------------
  Tax return of
    capital
    distributions                --                 --
-------------------------------------------------------------------------------------------
Total distributions      (1,232,847)        (1,882,618)
-----------------------------------------------------------------------------------------------
Portfolio share
transactions(a)
  Net proceeds from
    shares sold          16,947,571         43,989,353
---------------------------------------------------------------------------------------------------
  Net asset value of
    shares issued in
    reinvestment of
    dividends and
    distributions         1,204,186          1,831,438
-------------------------------------------------------------------------------------------------------
  Cost of shares
  reacquired            (25,577,474)       (59,596,106)
-----------------------------------------------------------------------------------------------------------
  Net increase
    (decrease) in net
    assets from
    Portfolio share
    transactions         (7,425,717)       (13,775,315)
---------------------------------------------------------------------------------------------------------------
      Total increase
      (decrease)          1,448,089        (14,547,251)
NET ASSETS
-------------------------------------------------------------------------------------------------------------------
Beginning of period     127,009,999        141,557,250
-----------------------------------------------------------------------------------------------------------------------
End of period(b)       $128,458,088      $ 127,009,999
------------------------------------------------------------------------------------------------------------------------
(a) Fund share transa
(b) Includes
    undistributed net
    investment income
    of                 $    384,033      $      13,760
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55

        INTERNATIONAL                      INTERNATIONAL
            EQUITY                             BOND                          TOTAL RETURN                    INTERMEDIATE-TERM
          PORTFOLIO                          PORTFOLIO                      BOND PORTFOLIO                    BOND PORTFOLIO
------------------------------     -----------------------------     -----------------------------     -----------------------------
 Six Months                         Six Months                        Six Months                        Six Months
   Ended          Year Ended          Ended          Year Ended         Ended          Year Ended         Ended          Year Ended
  June 30,       December 31,        June 30,       December 31,       June 30,       December 31,       June 30,       December 31,
    2000             1999              2000             1999             2000             1999             2000             1999
------------------------------------------------------------------------------------------------------------------------------------
$  1,713,772     $   3,084,788     $    461,256     $   983,030      $  1,938,192     $ 3,648,256      $  3,399,881     $  6,094,710
------------------------------------------------------------------------------------------------------------------------------------
  22,772,147        22,795,682       (1,242,455)       (580,220 )          89,518      (2,856,428)           (1,397)     (3,082,233)
------------------------------------------------------------------------------------------------------------------------------------
 (35,472,962)       29,633,191          (38,576)     (2,120,481 )         604,471      (1,275,770)          609,749      (1,606,379)
------------------------------------------------------------------------------------------------------------------------------------
 (10,987,043)        55,513,661         (819,775)     (1,717,671 )       2,632,181        (483,942)        4,008,233       1,406,098
------------------------------------------------------------------------------------------------------------------------------------
  (4,708,348)       (3,084,788)        (417,994)       (728,282 )      (1,906,339)     (3,649,343)       (3,362,513)     (5,989,108)
------------------------------------------------------------------------------------------------------------------------------------
          --        (2,677,890)              --         (15,039 )              --              --                --        (123,288)
------------------------------------------------------------------------------------------------------------------------------------
  (1,883,339)      (18,824,138)              --        (533,458 )              --              --                --              --
------------------------------------------------------------------------------------------------------------------------------------
          --                --               --        (357,823 )              --              --                --              --
------------------------------------------------------------------------------------------------------------------------------------
  (6,591,687)      (24,586,816)        (417,994)     (1,634,602 )      (1,906,339)     (3,649,343)       (3,362,513)     (6,112,396)
------------------------------------------------------------------------------------------------------------------------------------
  55,500,469       510,600,358        4,658,340       9,337,260        13,856,014      30,284,247        26,261,226      51,530,513
------------------------------------------------------------------------------------------------------------------------------------
   6,406,339        23,927,794          376,651       1,568,393         1,716,668       3,444,914         2,985,731       5,771,282
------------------------------------------------------------------------------------------------------------------------------------
 (63,653,632)     (534,749,224)     (10,242,857)    (12,103,726 )     (17,646,217)    (29,405,059)      (27,929,265)    (44,887,078)
------------------------------------------------------------------------------------------------------------------------------------
  (1,746,824)         (221,072)      (5,207,866)     (1,198,073 )      (2,073,535)      4,324,102         1,317,692      12,414,717
------------------------------------------------------------------------------------------------------------------------------------
 (19,325,554)       30,705,773       (6,445,635)     (4,550,346 )      (1,347,693)        190,817         1,963,412       7,708,419
------------------------------------------------------------------------------------------------------------------------------------
 274,996,583       244,290,810       26,491,575      31,041,921        67,268,979      67,078,162       112,991,012     105,282,593
------------------------------------------------------------------------------------------------------------------------------------
$255,671,029     $ 274,996,583     $ 20,045,940     $26,491,575      $ 65,921,286     $67,268,979      $114,954,424    $112,991,012
------------------------------------------------------------------------------------------------------------------------------------
$         --     $          --     $         --     $        --      $    237,098     $   107,366      $    231,549    $         --
------------------------------------------------------------------------------------------------------------------------------------
                                                          U.S. GOVERNMENT
                     MORTGAGE BACKED                           MONEY
                  SECURITIES PORTFOLIO                   MARKET PORTFOLIO
              -----------------------------     -----------------------------------
               Six Months                         Six Months
                 Ended          Year Ended           Ended            Year Ended
                June 30,       December 31,        June 30,          December 31,
                  2000             1999              2000                1999
----------------------------------------------------------------------------------------------------------------------------

              $  2,078,332     $ 4,434,232      $     2,564,885     $     9,131,861
------------------------------------------------------------------------------------------------------------------------------------

                  (289,222)       (256,634)                  --               2,539
------------------------------------------------------------------------------------------------------------------------------------

                   421,030      (3,075,447)                  --                  --
------------------------------------------------------------------------------------------------------------------------------------

                 2,210,140       1,102,151            2,654,885           9,134,400
------------------------------------------------------------------------------------------------------------------------------------

               (2,047, 362)     (4,506,298)          (2,564,885)         (9,134,400)
------------------------------------------------------------------------------------------------------------------------------------

                        --              --                   --                  --
------------------------------------------------------------------------------------------------------------------------------------

                        --              --                   --                  --
------------------------------------------------------------------------------------------------------------------------------------

                        --              --                   --                  --
------------------------------------------------------------------------------------------------------------------------------------

                (2,047,362)     (4,506,298)          (2,564,885)         (9,134,400)
------------------------------------------------------------------------------------------------------------------------------------

                 7,740,850      19,032,932          636,384,471       7,084,700,140
------------------------------------------------------------------------------------------------------------------------------------

                 1,706,034       3,919,458            2,044,077           5,438,487
------------------------------------------------------------------------------------------------------------------------------------

               (15,864,611)    (25,046,551)        (630,628,568)     (7,143,264,709)
------------------------------------------------------------------------------------------------------------------------------------

                (6,417,727)     (2,094,161)           7,799,980         (53,126,082)
------------------------------------------------------------------------------------------------------------------------------------

                (6,254,949)     (5,498,308)           7,799,980         (53,126,082)
------------------------------------------------------------------------------------------------------------------------------------

                67,371,607      72,869,915           85,722,405         138,848,487
------------------------------------------------------------------------------------------------------------------------------------

              $ 61,116,658     $67,371,607      $    93,522,385     $    85,722,405
------------------------------------------------------------------------------------------------------------------------------------


$         --  $    126,723     $    95,753      $            --     $            --
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55

               THE TARGET PORTFOLIO TRUST
               Financial Highlights
               (Unaudited)

                                                                        LARGE CAPITALIZATION
                                                                          GROWTH PORTFOLIO
                                             ---------------------------------------------------------------------------
                                             Six Months
                                               Ended                          Year Ended December 31,
                                              June 30,      ------------------------------------------------------------
                                                2000          1999         1998         1997       1996(b)      1995(b)

PER SHARE OPERATING
PERFORMANCE:
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $25.68        $18.29       $13.58       $12.97       $12.13        $9.74
-----------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income gains (loss)                (.04)         (.03)        (.01)          --(c)       .02          .10
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gains
  (losses) on
  investment transactions                         4.88          9.79         6.00         2.61         2.33         2.41
-----------------------------------------------------------------------------------------------------------
      Total from investment
        operations                                4.84          9.76         5.99         2.61         2.35         2.51
-----------------------------------------------------------------------------------------------------------
Less distributions
Dividends from net investment income                --            --           --         (.01)        (.02)        (.10)
-----------------------------------------------------------------------------------------------------------
Distributions in excess of net
  investment income                                 --            --           --           --           --         (.01)
-----------------------------------------------------------------------------------------------------------
Distributions from net realized gains             (.14)        (2.37)       (1.28)       (1.99)       (1.49)        (.01)
-----------------------------------------------------------------------------------------------------------
      Total distributions                         (.14)        (2.37)       (1.28)       (2.00)       (1.51)        (.12)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $30.38        $25.68       $18.29       $13.58       $12.97       $12.13
-----------------------------------------------------------------------------------------------------------

TOTAL RETURN(a)                                 18.94%        55.37%       44.22%       20.77%       21.09%       25.76%
-----------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (000)               $597,630      $515,470     $329,803     $243,895     $220,782     $180,077
-----------------------------------------------------------------------------------------------------------
Average net assets (000)                      $565,977      $385,995     $277,794     $242,233     $202,736     $162,982
-----------------------------------------------------------------------------------------------------------
Ratios to average net assets
  Expenses                                         .66%(c)       .68%         .68%         .73%         .82%         .78%
-----------------------------------------------------------------------------------------------------------
  Net investment income (loss)                    (.25)%(c)     (.16)%       (.05)%       (.01)%        .19%         .88%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            26%           50%           54%          82%          65%         154%
-----------------------------------------------------------------------------------------------------------

(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon average shares outstanding during the year.
(c) Annualized.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55

                           LARGE CAPITALIZATION                                               SMALL CAPITALIZATION
                              VALUE PORTFOLIO                                                   GROWTH PORTFOLIO
---------------------------------------------------------------------------     -------------------------------------------------
Six Months                                                                      Six Months
  Ended                          Year Ended December 31,                          Ended             Year Ended December 31,
 June 30,      ------------------------------------------------------------      June 30,      ----------------------------------
   2000          1999         1998       1997(b)      1996(b)      1995(b)         2000          1999         1998         1997

 --------------------------------------------------------------------------------------------------------------------------------
   $13.01        $15.87       $16.21       $13.97       $12.57       $10.22        $17.47        $15.35       $15.57       $14.93
 --------------------------------------------------------------------------------------------------------------------------------
      .14           .27          .28          .31          .31          .33          (.04)         (.06)        (.05)        (.05)
 --------------------------------------------------------------------------------------------------------------------------------
         )
    (1.11         (1.00)        1.34         3.77         2.07         2.89          2.36          4.35          .48         3.02
 --------------------------------------------------------------------------------------------------------------------------------
         )
     (.97          (.73)        1.62         4.08         2.38         3.22          2.32          4.29          .43         2.97
 --------------------------------------------------------------------------------------------------------------------------------
       --          (.29)        (.27)        (.28)        (.31)        (.30)           --            --           --           --
 --------------------------------------------------------------------------------------------------------------------------------
       --            --           --           --         (.03)          --            --            --           --           --
 --------------------------------------------------------------------------------------------------------------------------------
     (.37)        (1.84)       (1.69)       (1.56)        (.64)        (.37)        (1.59)        (2.17)        (.65)       (2.33)
 --------------------------------------------------------------------------------------------------------------------------------
     (.37)        (2.13)       (1.96)       (1.84)        (.98)        (.67)        (1.59)        (2.17)        (.65)       (2.33)
 --------------------------------------------------------------------------------------------------------------------------------
   $11.67        $13.01       $15.87       $16.21       $13.97       $12.57        $18.20        $17.47       $15.35       $15.57
 --------------------------------------------------------------------------------------------------------------------------------

    (7.75)%       (4.37)%      10.25%      29.80%       19.17%       32.08%        14.58%        29.20%        2.55%       20.85%
 --------------------------------------------------------------------------------------------------------------------------------

 --------------------------------------------------------------------------------------------------------------------------------
 $226,539      $262,156     $283,488     $275,093     $227,706     $187,596      $208,409      $186,603     $158,982     $165,898
 --------------------------------------------------------------------------------------------------------------------------------
 $236,793      $279,900     $282,078     $253,579     $208,898     $163,124      $194,073      $150,593     $162,654     $156,570
 --------------------------------------------------------------------------------------------------------------------------------
         %(c)
      .75           .73%         .71%         .72%         .77%         .76%          .77%(c)       .80%         .77%         .79%
 --------------------------------------------------------------------------------------------------------------------------------
     2.23%(c)      1.74%        1.65%        1.90%        2.33%        2.83%         (.48)%(c)     (.45)%       (.35)%       (.36)%
 --------------------------------------------------------------------------------------------------------------------------------
       48%           36%          24%          21%          22%         .59%          .87%          207%          69%         106%
 --------------------------------------------------------------------------------------------------------------------------------

----------
            1996(b)      1995(b)
 --------------------------------------------------------------------------------------------------------------------------------
              $14.15      $11.59
 --------------------------------------------------------------------------------------------------------------------------------
                (.02)        .02
 --------------------------------------------------------------------------------------------------------------------------------

                2.63        2.84
 --------------------------------------------------------------------------------------------------------------------------------

                2.61        2.86
 --------------------------------------------------------------------------------------------------------------------------------
                  --        (.02)
 --------------------------------------------------------------------------------------------------------------------------------
                  --          --
 --------------------------------------------------------------------------------------------------------------------------------
               (1.83)       (.28)
 --------------------------------------------------------------------------------------------------------------------------------
               (1.83)       (.30)
 --------------------------------------------------------------------------------------------------------------------------------
              $14.93      $14.15
 --------------------------------------------------------------------------------------------------------------------------------
               18.88%      24.62%
 --------------------------------------------------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------------------------------------------------
            $147,469     $121,533
 --------------------------------------------------------------------------------------------------------------------------------
            $141,496     $107,649
 --------------------------------------------------------------------------------------------------------------------------------

                 .89%        .85%
 --------------------------------------------------------------------------------------------------------------------------------
                (.32)%       .12%
 --------------------------------------------------------------------------------------------------------------------------------
                 108%        120%
 --------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55

               THE TARGET PORTFOLIO TRUST
               Financial Highlights
               (Unaudited)

                                                                        SMALL CAPITALIZATION
                                                                          VALUE PORTFOLIO
                                             --------------------------------------------------------------------------
                                             Six Months
                                                Ended                         Year Ended December 31,
                                              June 30,       ----------------------------------------------------------
                                                2000           1999       1998(c)      1997(c)      1996(c)     1995(c)

PER SHARE OPERATING
PERFORMANCE:
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $14.97        $14.98       $17.50       $15.22      $13.07      $11.07
-----------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income (loss)                        .05           .11          .08          .08         .11         .14
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gains
  (losses) on
  investment transactions                          1.24           .10        (1.27)        4.37        2.71        2.00
-----------------------------------------------------------------------------------------------------------
      Total from investment
      operations                                   1.29           .21        (1.19)        4.45        2.82        2.14
-----------------------------------------------------------------------------------------------------------
Less distributions
Dividends from net investment income                 --(d)       (.12)        (.07)        (.08)       (.11)       (.14)
-----------------------------------------------------------------------------------------------------------
Distributions in excess of net
  investment income                                  --            --           --         (.01)         --          --
-----------------------------------------------------------------------------------------------------------
Distributions from net realized gains              (.16)         (.10)       (1.26)       (2.08)       (.56)         --
-----------------------------------------------------------------------------------------------------------
Distributions in excess of net
  realized gains                                     --            --           --           --          --          --
-----------------------------------------------------------------------------------------------------------
Tax return of capital distributions                  --            --           --           --          --          --
-----------------------------------------------------------------------------------------------------------
      Total distributions                          (.16)         (.22)       (1.33)       (2.17)       (.67)       (.14)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $16.10        $14.97       $14.98       $17.50      $15.22      $13.07
-----------------------------------------------------------------------------------------------------------

TOTAL RETURN(b)                                    8.70%         1.39%       (6.62)%      29.98%      21.75%      19.21%
-----------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (000)                $128,458      $127,010     $141,557     $163,414     $126,672    $97,594
-----------------------------------------------------------------------------------------------------------
Average net assets (000)                       $124,052      $129,077     $153,756     $144,160     $110,564    $88,085
-----------------------------------------------------------------------------------------------------------
Ratios to average net assets
  Expenses                                          .93%(e)       .87%         .79%         .81%        .92%       1.00%
-----------------------------------------------------------------------------------------------------------
  Net investment income (loss)                      .62%(e)       .75%         .48%         .45%        .77%       1.14%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              29%           42%          39%          36%         60%        110%
-----------------------------------------------------------------------------------------------------------

(a) Net of expense subsidies.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Calculated based upon average shares outstanding during the year.
(d) Less than $.005 per share.
(e) Annualized.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55

                               INTERNATIONAL                                                    INTERNATIONAL
                             EQUITY PORTFOLIO                                                   BOND PORTFOLIO
---------------------------------------------------------------------------     ----------------------------------------------
Six Months                                                                      Six Months
  Ended                          Year Ended December 31,                          Ended            Year Ended December 31,
 June 30,      ------------------------------------------------------------      June 30,      -------------------------------
   2000          1999         1998         1997       1996(c)      1995(c)         2000         1999        1998        1997
 -----------------------------------------------------------------------------------------------------------------------------
   $17.37        $15.54       $14.27       $14.82       $13.64       $11.95         $8.48        $9.52       $9.17      $10.17
 -----------------------------------------------------------------------------------------------------------------------------
      .12           .23          .23          .21          .25          .17           .16          .30         .31         .42
 -----------------------------------------------------------------------------------------------------------------------------
     (.85)         3.29         1.98         1.32         1.79         1.67          (.43)        (.84)        .45       (1.00)
 -----------------------------------------------------------------------------------------------------------------------------
     (.73)         3.52         2.21         1.53         2.04         1.84          (.27)        (.54)        .76        (.58)
 -----------------------------------------------------------------------------------------------------------------------------
     (.12)         (.23)        (.10)        (.41)        (.22)        (.11)         (.14)        (.23)       (.31)         --
 -----------------------------------------------------------------------------------------------------------------------------
     (.19)         (.17)          --           --           --           --            --           --        (.06)       (.06)
 -----------------------------------------------------------------------------------------------------------------------------
     (.12)        (1.29)        (.84)       (1.67)        (.64)        (.04)           --         (.16)       (.04)       --(d)
 -----------------------------------------------------------------------------------------------------------------------------
       --            --           --           --           --           --            --           --          --          --
 -----------------------------------------------------------------------------------------------------------------------------
       --            --           --           --           --           --            --         (.11)         --        (.36)
 -----------------------------------------------------------------------------------------------------------------------------
     (.43)        (1.69)        (.94)       (2.08)        (.86)        (.15)         (.14)        (.50)       (.41)       (.42)
 -----------------------------------------------------------------------------------------------------------------------------
   $16.21        $17.37       $15.54       $14.27       $14.82       $13.64         $8.07        $8.48       $9.52       $9.17
 -----------------------------------------------------------------------------------------------------------------------------
    (4.01)%       23.30%       15.49%       10.60%       15.25%       15.38%        (3.15)%      (5.88)%      8.55%      (5.73)%
 -----------------------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------------------
 $255,671      $274,997     $244,291     $237,851     $240,563     $191,598       $20,046      $26,492     $31,042     $31,189
 -----------------------------------------------------------------------------------------------------------------------------
 $254,139      $246,148     $246,335     $245,536     $221,626     $183,414       $22,996      $29,300     $30,720     $35,163
 -----------------------------------------------------------------------------------------------------------------------------
      .91%(e)       .93%         .91%         .93%         .99%        1.02%         1.44%(e)     1.25%       1.54%       1.35%
 -----------------------------------------------------------------------------------------------------------------------------
     1.36%(e)      1.25%        1.42%        1.15%        1.77%        1.32%         4.03%(e)     3.36%       3.38%       4.44%
 -----------------------------------------------------------------------------------------------------------------------------
       28%           35%          45%          37%          39%          76%           30%         132%        110%        202%
 -----------------------------------------------------------------------------------------------------------------------------

             1996           1995
 -----------------------------------------------------------------------------------------------------------------------------
             $10.19          $9.57
 -----------------------------------------------------------------------------------------------------------------------------
                .51          .57(a)
 -----------------------------------------------------------------------------------------------------------------------------

               (.08)           .82
 -----------------------------------------------------------------------------------------------------------------------------

                .43           1.39
 -----------------------------------------------------------------------------------------------------------------------------
               (.21)          (.57)
 -----------------------------------------------------------------------------------------------------------------------------

                 --             --
 -----------------------------------------------------------------------------------------------------------------------------
               (.24)          (.20)
 -----------------------------------------------------------------------------------------------------------------------------
                 --             --
 -----------------------------------------------------------------------------------------------------------------------------
                 --             --
 -----------------------------------------------------------------------------------------------------------------------------
               (.45)          (.77)
 -----------------------------------------------------------------------------------------------------------------------------
             $10.17         $10.19
 -----------------------------------------------------------------------------------------------------------------------------
               4.45%         14.66%
 -----------------------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------------------
            $41,780        $34,660
 -----------------------------------------------------------------------------------------------------------------------------
            $38,788        $29,510
 -----------------------------------------------------------------------------------------------------------------------------

               1.34%          1.00%(a)
 -----------------------------------------------------------------------------------------------------------------------------
               5.02%          5.56%(a)
 -----------------------------------------------------------------------------------------------------------------------------
                226%           456%
 -----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       51

               THE TARGET PORTFOLIO TRUST
               Financial Highlights
               (Unaudited)

                                                                           TOTAL RETURN
                                                                          BOND PORTFOLIO
                                             ------------------------------------------------------------------------
                                             Six Months
                                                Ended                        Year Ended December 31,
                                              June 30,       --------------------------------------------------------
                                                2000           1999        1998        1997        1996        1995

PER SHARE OPERATING
PERFORMANCE:
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $9.86        $10.49      $10.56      $10.28      $10.62       $9.48
---------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                               .27           .56         .58         .57         .57       .62(a)
---------------------------------------------------------------------------------------------------------
Net realized and unrealized gains
  (losses) on
  investment transactions                           .11          (.63)        .27         .35        (.09)       1.18
---------------------------------------------------------------------------------------------------------
      Total from investment
        operations                                  .38          (.07)        .85         .92         .48        1.80
---------------------------------------------------------------------------------------------------------
Less distributions
Dividends from net investment income               (.27)         (.56)       (.58)       (.54)       (.56)       (.58)
---------------------------------------------------------------------------------------------------------
Distributions in excess of net
  investment income                                  --            --          --          --          --          --
---------------------------------------------------------------------------------------------------------
Distributions from net realized gains                --            --        (.34)       (.10)       (.26)       (.08)
---------------------------------------------------------------------------------------------------------
Distributions in excess of net
  realized gains                                     --            --          --          --          --          --
---------------------------------------------------------------------------------------------------------
      Total distributions                          (.27)         (.56)       (.92)       (.64)       (.82)       (.66)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $9.97         $9.86      $10.49      $10.56      $10.28      $10.62
---------------------------------------------------------------------------------------------------------

TOTAL RETURN(b)                                   3.98%          (.67)%      8.28%       9.23%       5.02%      19.63%
---------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
Net assets, end of period (000)                 $65,921       $67,269     $67,078     $50,411     $49,218     $45,118
---------------------------------------------------------------------------------------------------------
Average net assets (000)                        $64,888       $65,911     $61,786     $48,123     $47,246     $37,023
---------------------------------------------------------------------------------------------------------
Ratios to average net assets
  Expenses                                          .80%(c)       .82%        .81%        .91%        .94%        .85%(a)
---------------------------------------------------------------------------------------------------------
  Net investment income                            6.01%(c)      5.54%       5.54%       5.54%       5.67%       6.21%(a)
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             226%          368%        327%        323%        340%        141%
---------------------------------------------------------------------------------------------------------

(a) Net of expense subsidies.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(c) Annualized.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55

                            INTERMEDIATE-TERM                                                MORTGAGE BACKED
                             BOND PORTFOLIO                                                SECURITIES PORTFOLIO
-------------------------------------------------------------------------     ----------------------------------------------
Six Months                                                                    Six Months
  Ended                         Year Ended December 31,                         Ended            Year Ended December 31,
 June 30,      ----------------------------------------------------------      June 30,      -------------------------------
   2000          1999         1998         1997        1996        1995          2000         1999        1998        1997
 ---------------------------------------------------------------------------------------------------------------------------
 $   9.92      $  10.36     $  10.42     $  10.30     $ 10.51     $ 10.47      $   9.97      $ 10.47     $ 10.45     $ 10.21
 ---------------------------------------------------------------------------------------------------------------------------
      .30           .56          .63          .58         .59         .63           .32          .66         .64         .64
 ---------------------------------------------------------------------------------------------------------------------------
      .05          (.43)         .09          .28        (.07)        .94           .02         (.50)        .01         .23
 ---------------------------------------------------------------------------------------------------------------------------
      .35           .13          .72          .86         .52        1.57           .34          .16         .65         .87
 ---------------------------------------------------------------------------------------------------------------------------
     (.30)         (.57)        (.61)        (.57)       (.59)       (.60)         (.31)        (.66)       (.63)       (.63)
 ---------------------------------------------------------------------------------------------------------------------------
       --            --           --           --          --          --            --           --          --          --
 ---------------------------------------------------------------------------------------------------------------------------
       --            --         (.17)        (.17)       (.14)       (.02)           --           --          --          --
 ---------------------------------------------------------------------------------------------------------------------------
       --            --           --           --          --          --            --           --          --          --
 ---------------------------------------------------------------------------------------------------------------------------
     (.30)         (.57)        (.78)        (.74)       (.73)       (.62)         (.31)        (.66)       (.63)       (.63)
 ---------------------------------------------------------------------------------------------------------------------------
    $9.97         $9.92       $10.36       $10.42      $10.30      $10.51        $10.00        $9.97      $10.47      $10.45
 ---------------------------------------------------------------------------------------------------------------------------

     3.45%         1.30%        7.09%        8.57%       5.22%      16.87%         3.48%        1.54%       6.37%       8.82%
 ---------------------------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------------------------------------------------------------------------
 $114,954      $112,991     $105,283      $95,071     $100,392    $77,125       $61,117      $67,372     $72,870     $71,596
 ---------------------------------------------------------------------------------------------------------------------------
 $110,678      $108,243     $101,219      $95,575     $81,723     $68,628       $62,510      $70,244     $73,737     $71,757
 ---------------------------------------------------------------------------------------------------------------------------

      .68%(c)       .67%         .66%         .71%        .73%        .79%          .84%(c)      .80%        .70%        .88%
 ---------------------------------------------------------------------------------------------------------------------------
     6.18%(c)      5.63%        5.71%        5.64%       5.69%       6.09%         6.69%(c)     6.31%       6.14%       6.21%
 ---------------------------------------------------------------------------------------------------------------------------
      197%          253%         249%         249%        311%         93%           24%          14%         24%        128%
 ---------------------------------------------------------------------------------------------------------------------------
             1996        1995
 ---------------------------------------------------------------------------------------------------------------------------
            $ 10.31     $  9.51
 ---------------------------------------------------------------------------------------------------------------------------
                .65       .68(a)
 ---------------------------------------------------------------------------------------------------------------------------
               (.12)        .83
 ---------------------------------------------------------------------------------------------------------------------------
                .53        1.51
 ---------------------------------------------------------------------------------------------------------------------------
               (.63)       (.68)
 ---------------------------------------------------------------------------------------------------------------------------
                 --        (.03)
 ---------------------------------------------------------------------------------------------------------------------------
                 --          --
 ---------------------------------------------------------------------------------------------------------------------------
                 --          --
 ---------------------------------------------------------------------------------------------------------------------------
               (.63)       (.71)
 ---------------------------------------------------------------------------------------------------------------------------
             $10.21      $10.31
 ---------------------------------------------------------------------------------------------------------------------------
               5.56%      16.18%
 ---------------------------------------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------------------------------------
            $73,867     $69,759
 ---------------------------------------------------------------------------------------------------------------------------
            $72,214     $65,149
 ---------------------------------------------------------------------------------------------------------------------------

                .91%        .85%(a)
 ---------------------------------------------------------------------------------------------------------------------------
               6.44%       6.79%(a)
 ---------------------------------------------------------------------------------------------------------------------------
                102%        154%
 ---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55

               THE TARGET PORTFOLIO TRUST
               Financial Highlights
               (Unaudited)

                                                                        U.S. GOVERNMENT
                                                                     MONEY MARKET PORTFOLIO
                                             ----------------------------------------------------------------------
                                               Six
                                              Months
                                              Ended
                                             June 30,                      Year Ended December 31,
                                             --------     ---------------------------------------------------------
                                               2000         1999         1998        1997        1996        1995

PER SHARE OPERATING
PERFORMANCE:
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $1.00        $1.00        $1.00       $1.00       $1.00       $1.00
-------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                            .026         .045         .048        .049        .045      .051(a)
-------------------------------------------------------------------------------------------------------
      Total from investment
        operations                               .026         .045         .048        .049        .045        .051
-------------------------------------------------------------------------------------------------------
Less distributions
Dividends from net investment income            (.026)       (.045)       (.048)      (.049)      (.045)      (.051)
-------------------------------------------------------------------------------------------------------
      Total distributions                       (.026)       (.045)       (.048)      (.049)      (.045)      (.051)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $1.00        $1.00        $1.00       $1.00       $1.00       $1.00
-------------------------------------------------------------------------------------------------------

TOTAL RETURN(b)                                  2.59%        4.67%        4.88%       4.95%      4.53%       5.25%
-------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------
Net assets, end of period (000)               $93,522      $85,722     $138,848     $42,326     $27,397     $18,855
-------------------------------------------------------------------------------------------------------
Average net assets (000)                      $94,984     $196,853     $106,500     $37,675     $19,132     $20,173
-------------------------------------------------------------------------------------------------------
Ratios to average net assets
  Expenses                                        .53%(c)      .43%         .55%        .65%        .89%        .75%(a)
-------------------------------------------------------------------------------------------------------
  Net investment income                          5.43%(c)     4.64%        4.85%       4.91%       4.49%       5.18%(a)
-------------------------------------------------------------------------------------------------------

(a) Net of expense subsidies.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(c) Annualized.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       54

               THE TARGET PORTFOLIO TRUST
               Notes to Financial Statements
           The Target Portfolio Trust (the 'Fund') is an open-end management investment company. The Fund was established as a Delaware business trust on July 29, 1992 and consists of ten separate portfolios (the 'Portfolio' or 'Portfolios'). All the Portfolios are diversified, as defined under the Investment Company Act of 1940, except for the International
Bond Portfolio. Investment operations commenced on January 5, 1993 with the exception of the International Bond Portfolio which commenced on May 17, 1994.

      The ten Portfolios comprising the Fund and the investment objectives of each Portfolio are as follows:

Large Capitalization    Long-term capital appreciation through
 Growth Portfolio....   investment primarily in common stocks
                        that, in the investment adviser's opinion, should have earnings growth faster than that of the S&P 500;

Large Capitalization    Total return of capital appreciation and
 Value                  dividend income through investment
 Portfolio...........   primarily in common stocks that, in the
                        adviser's opinion, are undervalued;

Small Capitalization    Maximum capital appreciation through
 Growth                 investment primarily in small company
 Portfolio...........   common stocks that in the investment
                        adviser's opinion should have earnings
                        growth faster than that of the U.S.
                        economy in general;

Small Capitalization    Above average capital appreciation through
 Value                  investment in common small company stocks
 Portfolio...........   that, in the adviser's opinion, are
                        undervalued or overlooked in the market-place;

International Equity    Capital appreciation through investment
 Portfolio...........   primarily in stocks of companies domiciled
                        outside the United States;

International Bond      High total return through investment
 Portfolio...........   primarily in high quality foreign debt
                        securities;

Total Return Bond       Total return of current income and capital
 Portfolio...........   appreciation through investment primarily
                        in fixed-income securities of varying
                        maturities with a dollar-weighted average portfolio maturity of more than four years but not more than fifteen years;

Intermediate-Term       Current income and reasonable stability of
 Bond                   principal through investment primarily in
 Portfolio...........   high quality fixed-income securities of
                        varying maturities with a dollar-weighted average portfolio maturity of more than three years but not more than ten years;

Mortgage Backed         High current income primarily and capital
 Securities             appreciation secondarily each consistent
 Portfolio...........   with the protection of capital through
                        investment primarily in mortgage-related securities;

U.S. Government Money   Maximum current income consistent with
 Market Portfolio....   maintenance of liquidity and preservation
                        of capital through investment exclusively in short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by economic or political developments in a specific industry, region or country.

-------------------------------------------------------------------
Note 1. Accounting Policies
      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
      Securities Valuations: Securities, including options, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade are valued at the last sale price on such exchange or board of trade, on the date of valuation or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day.
      Securities, including options, that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer.
      U.S. Government securities for which market quotations are available are valued at a price provided by an independent broker/dealer or pricing service.
      Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer.
      Securities for which market quotations are not available, are valued in good faith under procedures adopted by the Trustees.
      Securities held by the U.S. Government Money Market Portfolio are valued at amortized cost, which approximates market value. Short-term securities held by the other portfolios which mature in sixty days or less are valued at amortized cost which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities held by the other portfolios which mature in more than sixty days are valued at current market quotations.
      In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults, and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
      All securities (except those of the U.S. Government Money Market Portfolio) are valued as of 4:15 p.m., New York time. The U.S. Government Money Market Portfolio calculates net asset value as of 4:30 p.m., New York time.
      Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

--------------------------------------------------------------------------------

      Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

      The Portfolio invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The International Equity Portfolio, International Bond Portfolio, Intermediate-Term Bond Portfolio, Mortgage-Backed Securities Portfolio and Total Return Bond Portfolio are the only portfolios that may invest in financial futures contracts.
      Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the fiscal period, the Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of short-term securities, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
      Foreign Currency Forward Contracts: The International Equity Portfolio, International Bond Portfolio, Intermediate-Term Bond Portfolio and Total Return Bond Portfolio may enter into foreign currency forward contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings. A foreign currency forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Portfolio enters into foreign currency forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counter parties to meet the terms of their contracts.
      Short Sales: Certain portfolios of the Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the buyer. The proceeds of the short sale will be retained by the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.
      Options: The International Equity Portfolio, the International Bond Portfolio, the Intermediate-Term Bond Portfolio, the Total Return Bond Portfolio and the Mortgage-Backed Securities Portfolio may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Portfolio currently owns or intends to purchase. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Portfolio has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.
      The Portfolio, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Portfolio, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.
      Swaps: The Intermediate-Term Bond Portfolio may enter into a swap in order to hedge against adverse movements in interest notes. A swap is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate or the change in the value of a security. Dividends and interest on the securities in the swap are included in the value of the
--------------------------------------------------------------------------------
                                       56
exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Portfolio's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Portfolio may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.
      Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. Net investment income, net realized gains and net assets were not affected by this change. For the six months ended June 30, 2000, the application of this statement resulted in the following reclassifications:

                                                       Undistributed
                                       Accumulated         Net
                                        Net Gain/       Investment
Portfolio                     Ref.         Loss           Income
---------------------------  -------   ------------    ------------
International Equity.......  (a)       $ 3,503,397     $(3,503,397 )
International Bond.........  (a)           968,503        (968,503 )
Total Return Bond..........  (a)           (97,879 )        97,879
Intermediate-Term Bond.....  (a)          (213,724 )       213,724
---------------
 (a) Reclass of net foreign currency gains/losses.

      Dividends and Distributions: The International Bond Portfolio, Total Return Bond Portfolio, Intermediate-Term Bond Portfolio and Mortgage Backed Securities Portfolio declare dividends of their net investment income daily and pay such dividends monthly. The U.S. Government Money Market Portfolio declares net investment income and any net capital gain (loss) daily and pays such dividends monthly. Each other Portfolio declares and pays a dividend of its net investment income, if any, at least annually. Each Portfolio except for the U.S. Government Money Market Portfolio declares and pays its net capital gains, if any, at least annually.
      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
      Taxes: For federal income tax purposes, each portfolio in the Fund is treated as a separate tax-paying entity. It is the intent of each Portfolio to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
      Withholding taxes on foreign interest and dividends have been provided for in accordance with the Portfolios' understanding of the applicable country's tax rules and rates.

-------------------------------------------------------------------
Note 2. Agreements
      The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM') pursuant to which PIFM manages the investment operations of the Fund, administers the Fund's affairs and is responsible for the selection, subject to review and approval of the Trustees, of the advisers. PIFM supervises the advisers' performance of advisery services and makes recommendations to the Trustees as to whether the advisers' contracts should be renewed, modified or terminated. PIFM pays for the costs pursuant to the advisery agreements, the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.
      The advisers noted below each furnished investment advisery services in connection with the management of the Portfolios. Effective May 25, 2000, J.P. Morgan Investment Management, Inc. became the subadviser of the Large Capitalization Value Portfolio and will serve this portfolio under the same terms and conditions as under the agreement with INVESCO Capital Management, Inc. Effective July 1, 2000, Hotchkis and Wiley, the subadviser for the Large Capitalization Value Portfolio, changed their name to Mercury Advisors. Each of the two advisers of the domestic equity Portfolios--the Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio and Small Capitalization Value Portfolio--manages approximately 50% of the assets of the respective Portfolio. In general, in order to maintain an approximately equal division of assets between the two advisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expenses items) are divided between the two advisers as PIFM deems appropriate. In addition, there will be a periodic rebalancing of each Portfolio's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, each Portfolio will allocate assets from the better performing of the two advisers to the other.

Portfolio                                    Adviser
-------------------------   ------------------------------------------
Large Capitalization
  Growth.................   Oak Associates, Ltd., and
                            Columbus Circle Investors
Large Capitalization
  Value..................   J.P. Morgan Investment Management, Inc.
                            and
                            Mercury Advisors
Small Capitalization
  Growth.................   Sawgrass Asset Management, L.L.C.
                            and Fleming Asset Management USA
Small Capitalization
  Value..................   Wood, Struthers & Winthrop Management
                            Corp. and Lazard Asset Management
International Equity.....   Lazard Asset Management
International Bond.......   Delaware International Advisers Ltd.
Total Return Bond and
  Intermediate-Term
  Bond...................   PIMCO
Mortgage Backed
  Securities and U.S.
  Government Money
  Market.................   Wellington Management Company, LLP

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of the average daily net assets of the Portfolios specified below and PIFM, in turn, pays each adviser a fee for its services.

                                       Total
Portfolio                          Management Fee    Adviser Fee
--------------------------------   --------------    -----------
Large Capitalization Growth.....         .60%             .30%
Large Capitalization Value......         .60%             .30%
Small Capitalization Growth.....         .60%             .40%
Small Capitalization Value......         .60%             .40%
International Equity............         .70%             .40%
International Bond..............         .50%             .30%
Total Return Bond...............         .45%             .25%
Intermediate-Term Bond..........         .45%             .25%
Mortgage Backed Securities......         .45%             .25%
U.S. Government Money Market....         .25%            .125%

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'). PIMS serves the Fund without compensation.
      PIFM and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America.

--------------------------------------------------------------------------------

-------------------------------------------------------------------
Note 3. Other Transactions
with Affiliates
      Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. The following amounts represent the fees PMFS charged for the six months ended June 30, 2000 as well as the fees due PMFS as of June 30, 2000.

                                  Amount incurred
                                      for the         Amount Due
                                 six months ended       as of
                                     June 30,          June 30,
Portfolio                              2000              2000
-------------------------------  -----------------   ------------
Large Capitalization Growth....       $74,700          $ 13,400
Large Capitalization Value.....        63,400            10,900
Small Capitalization Growth....        62,400            10,800
Small Capitalization Value.....        57,400             9,900
International Equity...........        62,000            10,700
International Bond.............        17,500             2,900
Total Return Bond..............        35,500             5,700
Intermediate-Term Bond.........        33,600             6,000
Mortgage Backed Securities.....        26,900             4,500
U.S. Government Money Market...        18,000             3,000

      For the six months ended June 30, 2000, Prudential Securities Incorporated ('PSI') earned approximately $19,700 and $76,739 in brokerage commissions on behalf of certain portfolio transactions executed with the Large Capitalization Value Portfolio and Small Capitalization Growth Portfolio, respectively.
-------------------------------------------------------------------
Note 4. Portfolio Securities
      Purchases and sales of portfolio securities, excluding short-term investments and written options, for the six months ended June 30, 2000 were as follows:

Portfolio                              Purchases        Sales
------------------------------------  ------------   ------------
Large Capitalization Growth.........  $143,984,812   $153,082,768
Large Capitalization Value..........   113,735,516    127,495,833
Small Capitalization Growth.........   165,032,053    174,347,683
Small Capitalization Value..........    26,603,950     36,189,167
International Equity................    68,712,374     82,415,200
International Bond..................     6,701,022     12,486,233
Total Return Bond...................   170,311,344    172,828,361
Intermediate-Term Bond..............   275,387,800    253,974,411
Mortgage Backed Securities..........    14,664,147     14,809,027

      The federal income tax basis and unrealized appreciation/ depreciation of each of the Portfolios' investments, excluding written options as of June 30, 2000, were as follows:

                                            Net
                                        Unrealized
                                       Appreciation          Gross Unrealized
Portfolio                 Basis       (Depreciation)    Appreciation   Depreciation
---------------------  ------------   ---------------   ------------   ------------
Large Capitalization
  Growth.............  $243,331,737    $ 354,779,993    $356,488,814   $ 1,708,821
Large Capitalization
  Value..............   229,530,069       (3,605,527)     22,867,713    26,473,240
Small Capitalization
  Growth.............   174,805,716       32,046,591      44,086,808    12,040,217
Small Capitalization
  Value..............   109,766,338       19,075,692      27,917,947     8,842,255
International
  Equity.............   210,867,391       43,397,089      56,574,026    13,176,937
International Bond...    21,532,721       (1,889,049)        102,471     1,991,520
Total Return Bond....    83,919,470         (480,826)        675,714     1,156,540
Intermediate-Term
  Bond...............   164,858,431         (450,857)        770,649     1,221,506
Mortgage Backed
  Securities.........    62,806,366         (844,676)        686,038     1,530,714

      For federal income tax purposes, International Bond Portfolio, Total Return Bond Portfolio, Intermediate-Term Bond Portfolio and Mortgage Backed Securities Portfolio had a capital loss carryforward as of December 31, 1999. Accordingly, no capital gain distributions are expected to be paid to shareholders of the International Bond Portfolio, Total Return Bond Portfolio and Mortgage Backed Securities Portfolio until future net gains have been realized in excess of such carryforward. In addition, certain Portfolios have elected to treat net currency losses incurred in the two-month period ended December 31, 1999 as having occurred in the current fiscal year.

                                                                Net Losses
                                                                  in two
                                                               Months Ended
                                Capital Loss    Expiration     December 31,
Portfolio                       Carryforward       Year            1999
-----------------------------   ------------    ----------    ---------------
International Equity.........    $       --          --         $    28,139
International Bond
  Portfolio..................       211,700        2007              95,861
Total Return Bond
  Portfolio..................         2,722        2007             352,900
Intermediate-Term Bond
  Portfolio..................     3,241,758        2007             276,982
Mortgage Backed Securities
  Portfolio..................       458,600        2002                  --
                                    237,400        2007              35,900

      At June 30, 2000, the Total Return Bond and Intermediate-Term Bond Portfolios bought financial futures contracts. The unrealized appreciation/depreciation on such contracts as of June 30, 2000 were as follows:

Total Return Bond Portfolio:
                                                   Value at        Value at        Unrealized
Number of                         Expiration       June 30,         Trade         Appreciation
Contracts           Type             Date            2000            Date        (Depreciation)
----------    ----------------    ----------     ------------     ----------     --------------
              Long Positions:
    71        10-yr. T-Note       Sep 2000       $ 6,992,391      $6,872,875       $  119,516
    3         Eurodollar          Mar 2001           696,713         696,300              413
    20        Eurodollar          Jun 2001         4,644,000       4,630,750           13,250
    7         Munibond            Sep 2000           670,031         630,875           39,156
              Short Positions:
    2         10-yr. Eurobond     Sep 2000           210,140         210,846              706
    16        30-yr. T-Bonds      Sep 2000         1,557,500       1,487,500          (70,000)
                                                                                 --------------
                                                                                   $  103,041
                                                                                 --------------
                                                                                 --------------

--------------------------------------------------------------------------------

Intermediate-Term Bond Portfolio:
                                                       Value at        Value at        Unrealized
Number of                             Expiration       June 30,         Trade         Appreciation
Contracts             Type               Date            2000            Date        (Depreciation)
----------    --------------------    ----------     ------------     ----------     --------------
              Long Positions:
    33        5-yr. T-Note            Sept. 2000      $3,267,516      $3,239,156        $ 28,360
                                                                                          ------
                                                                                          ------

      The Total Return Bond Portfolio entered into interest rate swap agreements. Under the agreement the Portfolio receives the excess, if any, of a floating rate over a fixed rate. The portfolio paid a transaction fee for the agreement. Details of the swaps at June 30, 2000 are as follows:

Notional                                                                  Value at        Unrealized
Amount         Fixed        Floating        Termination     Amortized     June 30,       Appreciation
(000)           Rate          Rate             Date           Cost          2000        (Depreciation)
---------     --------    -------------     -----------     ---------     ---------     --------------
                          30 year US
$   1,400     1.112%      swap spread         2/16/2005     $     --      $ 16,787         $ 16,787
                          10 year US
    1,200     1.310%      swap spread         6/17/2002           --        (4,200 )         (4,200)
    1,000     7.000%      3 month LIBOR       9/28/2000        1,200        (1,914 )           (714)
    1,300     7.000%      3 month LIBOR       9/22/2000        1,690        (1,390 )            300
    1,400     7.000%      3 month LIBOR       9/15/2000        1,715        (1,242 )            473
                          10 year US
    4,000     1.320%      swap spread         6/15/2001           --       (16,000 )        (16,000)
    4,000     7.498%      3 month LIBOR        5/8/2003           --       (29,536 )        (29,536)
      190     6.175%      6 month LIBOR       5/22/2030           --        (2,899 )         (2,899)
       50     6.250%      6 month LIBOR       1/24/2024        4,492        (4,378 )            114
  190,000     6.175%      6 month LIBOR       8/31/2000        1,184        (1,181 )              3
    4,900     7.750%      3 month LIBOR       9/13/2000       15,190       (13,544 )          1,647
                                                                                            -------
                                                                                           $(34,025)
                                                                                            -------
                                                                                            -------

      The Intermediate-Term Bond Portfolio entered into 4 interest swap agreements. Under the agreement the Portfolio receives the excess, if any, of a floating rate over a fixed rate. The Portfolio paid a transaction fee for the agreement. Details of the swaps at June 30, 2000 are as follows:

Notional                                                                  Value at        Unrealized
Amount         Fixed        Floating        Termination     Amortized     June 30,       Appreciation
(000)           Rate          Rate             Date           Cost          2000        (Depreciation)
---------     --------    -------------     -----------     ---------     ---------     --------------
$     320     6.175%      6 month LIBOR       5/22/30        $    --       $(4,883)        $ (4,883)
       90     6.25        6 month LIBOR        1/4/24         (8,086)       (7,880)             206
   (2,300     7.00        3 month LIBOR       9/22/00         (2,990)       (2,460)             530
   (2,400)    7.00        3 month LIBOR       9/15/00         (2,820)       (2,011)             809
                                                                                             ------
                                                                                           $ (3,338)
                                                                                             ------
                                                                                             ------

      At June 30, 2000, the Total Return Bond Portfolio had outstanding forward currency contracts to sell foreign currencies, as follows:

                              Value at
Foreign Currency           Settlement Date    Current      Appreciation
Sale Contracts               Receivable        Value      (Depreciation)
-------------------------  ---------------   ----------   --------------
Eurodollar,
  expiring 7/26/00           $   664,527     $  663,825      $   (702)
Japanese Yen,
  expiring 7/19/00               873,150        879,533         6,383
                           ---------------   ----------   --------------
                             $ 1,537,677     $1,543,358      $  5,681
                           ---------------   ----------   --------------
                           ---------------   ----------   --------------

      At June 30, 2000, the Intermediate-Term Bond Portfolio had outstanding forward currency contracts to sell foreign currencies, as follows:

                              Value at
Foreign Currency           Settlement Date    Current      Appreciation
Sale Contracts               Receivable        Value      (Depreciation)
-------------------------  ---------------   ----------   --------------
Eurodollar,
  expiring 7/26/00           $ 1,138,259     $1,139,462      $ (1,203)
                               1,462,467      1,451,853        10,614
                           ---------------   ----------   --------------
                             $ 2,600,726     $2,591,315      $  9,411
                           ---------------   ----------   --------------
                           ---------------   ----------   --------------

      Transactions in options written during the six months ended June 30, 2000, were as follows:

                                           Number of    Premiums
Total Return Bond Portfolio                Contracts    Received
----------------------------------------   ---------    --------
Options outstanding at December 31,
  1999..................................       140      $48,754
Options written.........................       161       60,363
Options terminated in closing purchase
  transactions..........................       (38)     (32,917 )
Options expired.........................      (221)     (58,738 )
                                               ---      --------
Options outstanding at June 30, 2000....        42      $17,462
                                               ---      --------
                                               ---      --------

--------------------------------------------------------------------------------
Note 5. Capital
      The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

      Transactions in shares of beneficial interest during the six months ended June 30, 2000 were as follows:

                                                                   Shares
                                                                 Issued in
                                                                Reinvestment                         Increase/
                                                                of Dividends                        (Decrease)
                                               Shares               and              Shares          in Shares
Portfolio                                       Sold            Distributions      Reacquired       Outstanding
--------------------------------------      -------------       ------------       ----------       -----------
Large Capitalization Growth
  Portfolio...........................        2,486,095            101,462         (2,988,006)        (400,449)
Large Capitalization Value
  Portfolio...........................        3,077,337            537,896         (4,343,835)        (728,602)
Small Capitalization Growth
  Portfolio...........................        1,514,996          1,005,558         (1,750,693)         769,861
Small Capitalization Value
  Portfolio...........................        1,098,333             76,456         (1,683,880)        (509,091)
International Equity Portfolio........        3,414,721            422,582         (3,902,606)         (65,303)
International Bond Portfolio..........          576,092             46,653         (1,260,656)        (637,911)
Total Return Bond Portfolio...........        1,402,661            173,721         (1,789,594)        (213,212)
Intermediate-Term Bond Portfolio......        2,649,788            301,207         (2,818,963)         132,032
Mortgage Backed Securities Portfolio..          780,062            171,959         (1,599,560)        (647,539)

--------------------------------------------------------------------------------
                                       59

      Transactions in shares of beneficial interest during the year ended December 31, 1999 were as follows:

                                                                   Shares
                                                                 Issued in
                                                                Reinvestment                           Increase/
                                                                of Dividends                           (Decrease)
                                               Shares               and               Shares           in Shares
Portfolio                                       Sold            Distributions       Reacquired        Outstanding
--------------------------------------      -------------       ------------       ------------       ------------
Large Capitalization Growth
  Portfolio...........................         5,316,176          1,844,182          (5,115,193)         2,045,165
Large Capitalization Value
  Portfolio...........................         4,949,283          2,840,847          (5,511,583)         2,278,547
Small Capitalization Growth
  Portfolio...........................         3,515,117          1,238,085          (4,434,609)           318,593
Small Capitalization Value
  Portfolio...........................         2,990,699            127,626          (4,083,584)          (965,259)
International Equity Portfolio........        31,285,882          1,444,349         (32,619,836)           110,395
International Bond Portfolio..........         1,036,333            173,070          (1,347,551)          (138,148)
Total Return Bond Portfolio...........         2,983,019            340,231          (2,891,426)           431,824
Intermediate-Term Bond Portfolio......         5,097,285            571,696          (4,435,925)         1,233,056
Mortgage Backed Securities Portfolio..         1,860,018            384,091          (2,447,653)          (203,544)

--------------------------------------------------------------------------------
                                       60

(ICON)

Trustees
Eugene C. Dorsey
Robert F. Gunia
Maurice Holmes
Robert E. LaBlanc
Douglas H. McCorkindale
Thomas T. Mooney
David R. Odenath, Jr.
John R. Strangfeld
Stephen Stoneburn
Clay T. Whitehead

Officers
John R. Strangfeld
President
Robert F. Gunia
Vice President
David R. Odenath, Jr.
Vice President
Grace C. Torres

Treasurer
Marguerite E.H. Morrison

Secretary
Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
Columbus Circle Investors
Metro Center
One Station Plaza
Stamford, CT 06902

Delaware International
Advisers Ltd.
80 Cheapside
London, EC2V6EE
United Kingdom

Fleming Asset Management USA
320 Park Avenue
New York, NY 10022

Mercury Advisors
725 South Figueroa Street
Suite 4000
Los Angeles, CA 90017

J.P. Morgan Investment
Management Inc.
522 Fifth Avenue
New York, NY 10036

Lazard Asset Management
30 Rockefeller Plaza
New York, NY 10112

Oak Associates, Ltd.
3875 Embassy Parkway
Suite 250
Akron, OH 44333

Pacific Investment
Management Company
840 Newport Center Drive
Newport Beach, CA 92660

Sawgrass Asset Management, LLC
4337 Pablo Oaks Court
Jacksonville, FL 32224

Wellington
Management Company
75 State Street
Boston, MA 02109

Wood Struthers & Winthrop Management Corp.
277 Park Avenue
New York, NY 10172

Distributor
Prudential Investment
Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and
Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund
Services LLC
194 Wood Avenue South
Iselin, NJ 08830

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

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TMF 158 E